UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
SYNCHRONOSS TECHNOLOGIES, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL BUSINESS HIGHLIGHTS

9%+
15 Consecutive Quarters of 9%+ Subscriber Growth

$2.7M
Positive Net Cash Flow

2030
Verizon Cloud Contract Extension to 2030

PERSONAL CLOUD
Unveiled New Genius AI Photo Editing Features

19.1%
EBITDA Margin

13.4%
Increase in EBITDA

CLOUD FOCUS
Successful Divestiture of Messaging and NetworkX

600+
Volunteer Hours Contributed to Over 9 Organizations Globally

75%
Revenue Under Contracts > 4 Years

synchronoss

2024 NOTICE OF MEETING AND PROXY STATEMENT

Fellow Stockholders,

This past year was transformational for Synchronoss, marked by our execution of strategic initiatives and decisive actions that were designed to reshape our trajectory, further solidify our foundation for growth, and establish Synchronoss as a dedicated global Cloud solutions provider.

Throughout 2023, the industry continued to witness significant traction in the personal cloud sector, fueled by increasing demand for secure and accessible data storage solutions. With the proliferation of digital content and rising concerns around data privacy and security, the need for reliable personal cloud services has never been more pronounced. Amid evolving market trends, we took important steps to streamline our business operations and product portfolio. This culminated with the divestiture of our non-core Messaging and NetworkX businesses in the fourth quarter of 2023 to Lumine Group, finalizing our shift to a pure-play Cloud company and setting the stage for us to concentrate our resources on seizing the untapped potential of our high-margin Synchronoss Personal Cloud™ service offerings in the United States and internationally.

Our optimism and excitement about our Cloud offerings is underscored by our impressive and expanding customer base, long-term agreements with our key customers, our proven track record of expanding and retaining subscribers, and our use of innovative technology in our product offerings.

In the second half of 2023, we extended our agreement with Verizon through 2030, exercised an extension of our partnership with AT&T, and launched SoftBank's Anshin Data Box powered by Synchronoss Personal Cloud. We now have more than 75% of total revenue under contracts with at least 4-year terms to support our growth expectations.

Anchored by our longstanding relationships with Verizon and AT&T, in the fourth quarter, we realized a cloud subscriber growth rate of approximately 9% year-over-year. The recent addition of SoftBank’s subscriber base, which exceeds 100 million subscribers across its brands, further extends the long subscriber growth runway ahead of us.

We continue to integrate the use of Artificial Intelligence as we introduce new applications and capabilities. These advances deliver more interactive experiences, enabling users to create new ways to manage, optimize, and share digital content. For carriers, these solutions deliver valued-added services that also focus on data security and privacy, translating into new revenue streams and customer retention.

Our financial outlook reflects the upward trajectory of our dedicated Cloud company. Our successful divestiture with Lumine Group unlocked the superior financial profile of our Cloud business and allows a more transparent view of our Cloud business potential. The fourth quarter of 2023 marked the15th consecutive quarter of Synchronoss delivering 9% or greater Cloud subscriber growth. We also reported GAAP revenue growth for the Cloud business of 3% in the fourth quarter over the same quarter in the prior year and strengthened our liquidity position, generating a positive net cash flow of $2.7 million.

Our commitment to community service remains integral to who we are and helps to define our corporate culture. In May 2023, we proudly marked our second annual Global Sync Cares Month, with employees around the globe coming together and giving back in meaningful ways to the causes and communities most important to them. This collective effort not only underscores our dedication to making a positive difference in the world but also strengthens our internal community, bringing us closer together in shared purpose and values.

As we progress through 2024, we believe that we are doing so from a position of strength, ready to capitalize on the burgeoning market opportunity of Personal Cloud, armed with a solid financial plan and a singular business focus on Cloud. Looking ahead,

Synchronoss Technologies

we remain steadfast in our commitment to delivering superior value to our shareholders while staying at the forefront of innovation.

Thank you for your trust and partnership. Jeff

Sincerely,

Jeffrey G. Miller President and Chief Executive Officer April 25, 2024
Synchronoss Technologies

2024 NOTICE OF MEETING AND PROXY STATEMENT

Synchronoss Technologies, Inc.
200 Crossing Boulevard, 8th Floor
Bridgewater, New Jersey 08807
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF SYNCHRONOSS TECHNOLOGIES, INC.
Notice is hereby given that Synchronoss Technologies, Inc. (the “Company”) will hold its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2024 at 11:00 a.m. Eastern Time via a live interactive audio webcast on the internet. You will be able to vote and submit your questions at www.virtualshareholdermeeting.com/SNCR2024 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:
•	Election of three Class III members of the Company’s Board of Directors to serve until the 2027 annual meeting of stockholders of the Company;
•	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024;
•	Advisory vote on executive compensation;
•	Increase in the number of shares issuable under the Company’s 2015 Equity Incentive Plan and make certain other changes (the “2015 Equity Plan Amendment”); and
•	Transaction of other business that may properly come before the meeting.
A Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this proxy statement for our Annual Meeting of Stockholders (the “Proxy Statement”) and our annual report for the year ended December 31, 2023 on Form 10-K (together with the Proxy Statement, the “proxy materials”) through the internet or a printed copy of the proxy materials is being mailed to stockholders of record on or about April 25, 2024. The Notice also provides instructions on how to vote online, by telephone or by mail and includes instructions on how to receive a paper copy of proxy materials by mail. The proxy materials can be accessed directly at the following internet address: http://materials.proxyvote.com/87157B.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss’ corporate headquarters at the address listed above for the ten-day period prior to the Annual Meeting.
Only stockholders of record at the close of business on April 8, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement.
If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations at (949) 574-3860. For questions regarding your stock ownership, you may contact our transfer agent, Equiniti Trust Company, LLC, formerly American Stock Transfer & Trust LLC, by e-mail through their website at www.equiniti.com or by phone at (800) 468-9716 (within the U.S. and Canada) or shareowneronline.com.
By order of the Board of Directors,

Christina B. Gabrys
Chief Legal Officer and Corporate Secretary
April 25, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2024.
The Proxy Statement and annual report to stockholders is available at http://materials.proxyvote.com/87157B.
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING VIA THE LIVE WEBCAST, PLEASE FOLLOW THE INTERNET VOTING INSTRUCTIONS ON YOUR NOTICE OR PROXY CARD TO ASSURE REPRESENTATION OF YOUR SHARES.
Synchronoss Technologies

Synchronoss Technologies i

PROXY SUMMARY
Proxy Summary
This proxy statement (“Proxy Statement”) is furnished in connection with solicitation of proxies by our Board of Directors (“Board”) for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held via a live interactive audio webcast on the Internet at 11:00 a.m. Eastern Time on June 5, 2024, and any postponements or adjournments thereof. Beginning on or about April 25, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. As used in this Proxy Statement, the terms “Synchronoss,” the “Company,” “we,” “us,” and “our” mean Synchronoss Technologies, Inc. and its subsidiaries unless the context indicates otherwise.
Annual Meeting
Date: June 5, 2024	Time: 11:00 a.m. ET	Location: www.virtualshareholdermeeting.com/SNCR2024
Ways to Vote If you are a stockholder of record, you may cast your vote in any of the following ways:

Vote in Person	Vote by Mail	Vote by Telephone	Vote by Internet
Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholder meeting.com/SNCR2024	If you received printed copies of the proxy materials by mail, you may vote by proxy by filling out, signing and dating the proxy card, and returning it in the envelope provided.	You may vote by proxy by telephone by following the instructions provided in the Notice or the proxy card, by calling (800) 690-6903.	You may vote by proxy via the Internet at www.proxyvote.com by following the instructions provided in the Notice or the proxy card.
If you are a beneficial owner holding shares through a bank, broker or other nominee, please refer to your Notice or other information forwarded by your bank or broker to see which voting options are available to you.
Proposals to be Voted On:
The following proposals will be voted on at the Annual Meeting of Stockholders.
Proposals		Board Recommendation	Required Vote
1	Election of three directors	✔ For Nominees	Plurality
2	Ratification of appointment of Ernst & Young LLP as independent registered public accountants	✔ For	Majority Voted
3	Advisory vote on executive compensation	✔ For	Majority Voted
4	Increase in the number of shares issuable under the Company’s 2015 Equity Incentive Plan and make certain other changes	✔ For	Majority Voted
Synchronoss Technologies 1

Proxy Statement Highlights
The following summary provides general information about Synchronoss Technologies, Inc., referred to as Synchronoss or the Company, and highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider when deciding how to vote your shares. For further and more detailed information on the matters referenced below, prior to casting your vote, please carefully review the entire proxy statement and our 2023 annual report on Form 10-K. Our 2023 annual report on Form 10-K accompanies this proxy statement and was previously filed with the Securities and Exchange Commission, or SEC. In this proxy statement, we reference various information and materials available on our corporate website. We have included our website address in this proxy statement as an inactive textual reference only. Information on our website is not incorporated by reference in this proxy statement.
Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of United States securities laws, including without limitation, statements regarding environmental, social and governance matters. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “goal,” “believe,” “will,” “may,” “could,” “would,” “should,” “plan,” “expect,” “intend,” “priority,” “outlook,” “guidance,” “objective,” “forecast,” “anticipate,” “estimate,” “seek,” “trend,” “target” and “strategy,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this proxy statement is filed with the SEC. Important factors that may affect future results and outcomes include, but are not limited to those set forth in our 2023 annual report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any voting or investment decision. The forward-looking statements contained in this proxy statement should not be relied on as representing our expectations or beliefs as of any time subsequent to the time this proxy statement is first filed with the SEC, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.
Company Overview
At Synchronoss, our vision is to reimagine a world in sync. We empower our customers to connect with subscribers in trusted and meaningful ways. We offer simple to use white label software that helps our customers get to market with their vision faster and more efficiently, enabling them to provide their subscribers with trusted platforms through which they can sync, organize and protect all their digital content, connect with one another and enjoy precious memories. Our mission is to help our customers create new revenue streams, reduce the cost of innovation and captivate their subscribers.
2 Synchronoss Technologies

Our Values
Our Company values help shape who we are and what we can expect from each other. We strive to live our values in how we operate the Company so we can deliver on our commitments to our employees, our customers and our stockholders.

Synchronoss Technologies 3

2023 Business and Financial Highlights
2023 was a transformative year for Synchronoss. It was the year in which we completed our strategic shift to becoming a premier, standalone global personal cloud solutions service provider.
Despite a tumultuous beginning to the year, with the Company in the midst of a strategic process and a public offer to acquire the Company, Synchronoss accomplished several key objectives in 2023. We entered into an agreement with our largest customer, Verizon, to extend our existing agreement to provide the Synchronoss Personal Cloud™ through 2030 and exercised an extension of the agreement with our long-time customer AT&T. Synchronoss partnered with SoftBank to launch their Anshin Data Box powered by Synchronoss Personal Cloud, expanding our global reach and resulting in Synchronoss having more than 75% of its total revenue under contracts with at least 4 year terms. We delivered key anchor features to our customers including “Enhanced Plans,” and built upon our “Genius” features to offer advanced computer vision and AI capabilities for enriching photos with unique effects and filters. We also streamlined the onboarding process to increase user engagement and satisfaction, simplifying the initial set up with the goal of ensuring users can quickly secure their digital content. And, perhaps most transformative, on October 31, 2023, we entered into an Asset Purchase Agreement with the Lumine Group relating to the divestiture of our Messaging and NetworkX business lines, completing the strategic process that begun in 2022 and leading us to embark on 2024 with a simplified financial profile and that we believe will provide for more profitable and efficient operations.
The successful divestiture with Lumine Group streamlined the Company allowing a clear picture of the potential of our Cloud business. The fourth quarter of 2023 marked the 15th consecutive quarter of 9% or higher Cloud subscriber growth. We also reported GAAP revenue growth for Cloud of 3% in the fourth quarter of 2023 over the same quarter in the prior year and strengthened our liquidity position, generating a positive net cash flow of $2.7 million.
4 Synchronoss Technologies

Information about our Board of Directors
Our Board is presently comprised of seven directors. Our restated certificate of incorporation provides for a classified board consisting of three classes of directors, each of which shall consist, as nearly as possible, of one-third of the total number of directors. Currently, two classes consist of two directors and one class consists of three directors. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire shall be elected (or re-elected) to serve from the time of election and qualification until the third annual meeting following their election.
Director Nominee	Age	Director Since	Committee Membership	Independent
Stephen G. Waldis	56	2000	Business Development	No
Mohan S. Gyani	72	2019	Compensation (Chair), Business Development	Yes
Kevin M. Rendino	57	2023	Audit, Business Development	Yes
Continuing Directors
Kristin S. Rinne	69	2018	Audit, Compensation, Nominating/Corporate Governance (Chair)	Yes
Martin F. Bernstein	37	2021	Audit, Compensation, Business Development	Yes
Laurie L. Harris	65	2019	Audit (Chair), Nominating/Corporate Governance	Yes
Jeffrey G. Miller	60	2021	Business Development (Chair)	No
Board Diversity
Board Diversity Matrix as of March 31, 2024
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	—
Alaskan Native or American Indian	0	0	0	—
Asian	0	1	0	—
Hispanic or Latinx	0	0	0	—
Native Hawaiian or Pacific Islander	0	0	0	—
White	2	4	0	—
Two or More Races or Ethnicities	0	0	0	—
LGBTQ+	0
Did Not Disclose Demographic Background	0
Synchronoss Technologies 5

Corporate Governance Summary

6 Synchronoss Technologies

Environmental, Social and Governance and Positive Corporate Culture
Environmental, Social and Governance (ESG)
Beginning with our Board, CEO and leadership team and proliferating throughout our organization, Synchronoss is working to conduct our business in a way that makes a positive impact on global issues and the communities in which we work and live. We consider our efforts in sustainability, engagement and inclusion, and achieving best practices in governance to be of paramount importance in providing value back to the global market and promoting an inclusive corporate culture where all employees can thrive. We believe that by incorporating initiatives in the key areas of ESG and employee benefits and engagement into our operations we not only improve our performance, but also create a constructive culture that benefits our three key stakeholders: employees, customers and investors.
With the guidance of our Board and our senior leadership team, we have implemented a comprehensive program which demonstrates our commitment to ESG and corporate culture, which we continually evaluate against the market and best practices.
Highlights from the Initiatives under way:

Environmental Sustainability

We employ sustainable practices throughout our operations where possible to promote conservation and reduce waste. In 2023, we engaged a third-party service provider to assist in our evaluation and tracking of our environmental impact and we continued to reduce our office footprint, further reducing our annual energy spend. Synchronoss also offers a flexible work policy, which allows our employees to continue remote working, reducing the number of people commuting to our offices.

Social Responsibility

We believe it is our job to empower our people to achieve more—at work and in the community. We have established a global diversity, equity, and inclusion (DEI) committee, laying the groundwork to seamlessly embed DEI as part of our corporate culture and pave the way for a more comprehensive program. Our efforts include promotion of global awareness and inclusion through our “Celebrating Diversity” monthly e-newsletter We also celebrated our third year of the Sync Cares initiative, under which we provide employees paid time away from work to volunteer with the charitable organizations of their choice. We held our second annual Global Cares month, in which we came together as a Company to provide service to our communities. We expanded the program this year reaching more employees and more communities providing over 580 volunteer hours to 9 different non-profit organizations in 3 countries. We also continued our efforts to raise the profile of environmental, social and governance issues among our employees while encouraging respectful debate through our “Let’s Talk About ESG” sessions in which we provide an open forum for discussion on events and issues relating to ESG.

Corporate Governance

At the Board level, our Audit Committee and Nominating/Corporate Governance Committee monitor the effectiveness of our corporate governance. At the leadership team level, our Chief Compliance Officer has established a cross-functional Governance, Risk and Compliance Committee which monitors, assesses, and controls risk across the business. We have rolled out a comprehensive training program covering the spectrum of governance and compliance topics in short easy-to-digest sessions and instituted an annual corporate policy review to ensure best practices across all corporate policies. Synchronoss has also established a Disclosure Committee with senior members from across the business to ensure all internal controls are functioning appropriately. We have also recently established an AI Governance initiative to explore and govern the use of artificial intelligence both internally and within our products. Finally, we updated and revised our cybersecurity policy and procedures to ensure best practices to safeguard the data and content of our employees, our customers and their subscribers.

Positive Corporate Culture

At Synchronoss we believe that our people are the cornerstone to our success and as such, we are committed to providing our employees with a positive work environment that helps them realize their full potential. We strive to care for the whole employee and not just the development of their talent. As such, we delivered more than 100 interactive wellness webinars to the global team in 2023 and rolled out a comprehensive learning and development program, providing employees with the opportunity to continue their education in a variety of pertinent topics and skill-building sessions.
In a continued effort to build the corporate culture we strive to have, we bring our employees together globally with Sync Socials in our offices, monthly Coffee Talks (an initiative where employees can sign up to meet with senior leaders in small groups in a casual setting), and Sync Cheers (an initiative whereby employees can give fellow team members a virtual “cheers” to thank them for living our values).
In addition to these cultural initiatives, we have comprehensive and competitive compensation and benefits programs.

Synchronoss Technologies 7

Key Executive Compensation Governance Attributes
We believe that a sound executive compensation program is grounded in good governance practices and we have refined our long term incentive program and short term incentive program to include new metrics to best align our executive compensation with the interests of the stockholders.

8 Synchronoss Technologies

Questions & Answer about this Proxy Material & Voting Matters
Q:	Why am I receiving these proxy materials?
A:
Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting to be held on June 5, 2024 at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth within this statement. The Notice of Annual Meeting, this Proxy Statement and accompanying form of proxy card are being made available to you on or about April 25, 2024. This Proxy Statement includes information that we are required to provide to you under rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Q:	What is included in the proxy materials?
A:	The proxy materials include:
•	This Proxy Statement for the Annual Meeting;
•	Our Annual Report on Form 10-K for the year ended December 31, 2023; and
•	The proxy card or a voting instruction form for the Annual Meeting, if you have received the proxy materials in the mail.
Q:	How can I get electronic access to the proxy materials?
A:
The Company’s proxy materials are available at http://materials.proxyvote.com/87157B and at www.synchronoss.com. Our website address is included for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

You can find directions on how to instruct us to send future proxy materials to you by email at www.proxyvote.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will continue until you terminate it.
Q:	Who can vote at the Annual Meeting?
A:
Our voting securities consist solely of our common stock (“Common Stock”), of which 10,314,688 shares were outstanding on the record date. The number of shares outstanding has been adjusted to reflect the reverse stock split effective on December 11, 2023. Our Series B Preferred Stock (the “Series B Preferred Stock”), of which 60,826 shares were outstanding on the record date, are non-voting and non-convertible. Only holders of our Common Stock are entitled to vote at the Annual Meeting in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Q:	How do I vote at the Annual Meeting?
A:	Stockholder of Record: Shares Registered in Your Name
If, on April 8, 2024, your shares of Common Stock were registered in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record and may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy on the internet or via telephone as instructed below or submit your proxy card to ensure your vote is counted.
If you are a stockholder of record, you may vote at the Annual Meeting or by one of the following methods:
•
By Internet — You may vote by proxy via the internet at www.proxyvote.com by following the instructions provided in the Notice or the proxy materials, by following the instructions provided in the proxy card.

•
By Telephone — You may vote by proxy via telephone by following the instructions provided in the Notice or, if you received printed copies of the proxy materials by mail, by calling the toll-free number found on the proxy card.

•	By Mail — If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.
Synchronoss Technologies 9

•	By Internet During the Annual Meeting — Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/SNCR2024.
Please note that the internet (other than during the Annual Meeting) and telephone voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m., Eastern Time on June 4, 2024. The individuals named as proxies will vote your shares in accordance with your instructions.
We provide internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote. However, please be aware that you are responsible for any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 8, 2024, your shares of Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker or other agent on how to vote the shares in your account.
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from us. A number of brokers and banks participate in a program provided through Broadridge Financial Services that enables beneficial holders to grant proxies to vote shares via telephone or the internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the internet at Broadridge’s website at www.proxyvote.com. To vote by internet during the Annual Meeting, you must obtain your 16-digit control number from your broker, bank, or other agent.
Q:	What do I need to be able to attend the Annual Meeting online?
A:
We will be hosting our Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SNCR2024. The webcast will start at 11:00 a.m. Eastern Time on June 5, 2024. Stockholders may vote and ask questions while attending the Annual Meeting online. In order to be able to attend the Annual Meeting, you will need the 16-digit control number, which is located on your Notice, on your proxy card or in the instructions accompanying your proxy materials. Instructions on how to participate in the Annual Meeting are also posted online at www.proxyvote.com.

Q:	How many votes do I have?
A:	Each share of our Common Stock you owned on the record date entitles you to one vote on each matter that is voted on.
Q:	What if I do not make specific voting selections?
A:	Stockholder of Record — If you are a stockholder of record and you:
•	Indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board, or
•	Sign and return a proxy card without giving specific voting instructions, then your shares will be voted “For” the election of Stephen Waldis, Mohan Gyani and Kevin Rendino as members of the Company’s Board of Directors, “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, “For” the approval of the compensation of our named executive officers and “For” the 2015 Equity Plan Amendment. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Beneficial Owner — If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on any matter other than Proposal 2 with respect to your shares. This is generally referred to as a “broker non-vote.”
10 Synchronoss Technologies

Q:	Can I change my vote after submitting my proxy?
A:	Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:
•
You may change your vote using the internet or telephone methods described above prior to 11:59 p.m., Eastern Time on June 4, 2024, in which case only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted.

•	You may submit another properly completed timely proxy card with a later date.
•	You may send a written notice that you are revoking your proxy to our Secretary at 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807.
•	You may attend and vote during the Annual Meeting. Simply attending the meeting will not, by itself, revoke your previously delivered proxy.
If you are a beneficial owner of your shares and wish to change or revoke your previously delivered proxy, you must contact the broker, bank or other agent holding your shares and follow their instructions for changing your vote.
Q:	Who is paying for this proxy solicitation?
A:
We will pay for the entire cost of soliciting proxies for the Annual Meeting. In addition to the proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials.

Q:	Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?
A:
In accordance with SEC rules, we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the internet. Beginning on or about April 25, 2024, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote at the meeting and how to request printed copies of the proxy materials and annual report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained at http://materials.proxyvote.com/87157B. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings.

Q:	What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?
A:
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders at that address. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders should send their requests to our principal executive offices, Attention: Secretary. Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q:	How are votes counted?
A:
Each share of Common Stock is entitled to one vote. Our Series B Preferred Stock is non-voting and not convertible into Common Stock. Votes will be counted by the inspector of election appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will determine the number of shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties. The determination of the inspector of elections as to the validity of proxies will be final and binding.

Synchronoss Technologies 11

Q:	What vote is required to approve each proposal?
Our directors are elected by a plurality of the votes cast at an annual meeting of stockholders, meaning the three nominees receiving the most “For” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected. An instruction to “Withhold” authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote with respect to this proposal. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal, such broker or nominee does not have discretionary voting power) will have no effect on the election of a nominee.
Ratification of the appointment by our Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2024 requires a “For” vote from the majority of the outstanding shares that are present at the Annual Meeting or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as either “For” or “Against” this proposal and will have no effect on this proposal. Because this proposal is a routine matter, a broker or other nominee may generally vote, although several large brokerage firms have recently eliminated discretionary voting even for “routine” matters. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for “routine” matters if you do not give voting instructions to your broker.
The advisory approval of the compensation of the Company’s NEOs as described in this Proxy Statement requires a “For” vote from the majority of all of the outstanding shares that are present at the Annual Meeting or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as either “For” or “Against” this proposal and will have no effect on this proposal. Even though your vote is advisory and therefore will not be binding on the Company, our Compensation Committee will review the voting results and take them into consideration when making future executive compensation decisions.
The 2015 Equity Plan Amendment requires a “For” vote from the majority of the outstanding shares that are present in person or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as either “For” or “Against” this proposal and will have no effect on this proposal. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.
If there are insufficient votes to approve any of the matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal(s). If the Annual Meeting is adjourned for any reason, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.
Q:	Is my vote confidential?
A:	Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Q:	What is the quorum requirement?
A:
A quorum of stockholders is necessary to hold a valid stockholders meeting. A quorum will be present if a majority of the voting power of all of the Company’s outstanding shares is represented by stockholders present at the Annual Meeting or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the chair of the meeting or the holders of a majority of the votes present at the Annual

Meeting may adjourn the Annual Meeting to another date. Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to the proposals until the polls have closed for voting on the proposals.
Q:	How can I find out the results of the voting at the Annual Meeting?
A:
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be set forth in a Current Report on Form 8-K to be filed by the Company with the SEC no later than four business days after the Annual Meeting.

12 Synchronoss Technologies

Q:	How can I submit a question at the Annual Meeting?
A:
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/SNCR2024, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints. The Company will have the questions and answers available after the Annual Meeting and will provide them upon request.

Q:	What if I have technical difficulties or trouble accessing the Annual Meeting?
A:
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, technical support phone numbers will be available on the virtual meeting registration page fifteen minutes prior to the start time of the meeting and will remain available until the Annual Meeting has ended.

Synchronoss Technologies 13

Corporate Governance at Synchronoss
Corporate Governance Guidelines
Synchronoss is committed to strong and systematic corporate governance, which we believe helps us sustain our success and build long-term value for our stockholders. Our Board has adopted Corporate Governance Guidelines (the “Guidelines”), which are reviewed annually, to ensure we have implemented the most recent best practices in governance. This document sets forth the framework within which our Board can effectively function and govern the business. The Guidelines address, among other things, the composition and responsibilities of our Board, director independence, management succession planning and evaluation, access to information, executive sessions, communication with stockholders, target ownership by, and remuneration of, our directors, Board committees and selection of new directors. The Guidelines also specify the ways in which our Chief Compliance Officer interacts with the Board, and the responsibilities of our Disclosure Committee. We have also adopted a Workplace Code of Ethics and Business Conduct (the “Code”) that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, or those serving similar functions) and directors. Consistent with our Code, we have developed a Supplier Code of Conduct to ensure we flow down our values and the values of our customers to our suppliers. The Guidelines and Code are available on the Investor Relations section of our website at www.synchronoss.com.
We have also implemented a Governance, Risk and Compliance Committee (“GRC Committee”) composed of the Chief Compliance Officer, Chief Legal Officer, Director of Governance Risk and Compliance and other rotating members as may be necessary from time to time. The GRC Committee is tasked with reviewing the Company's enterprise risk framework, monitoring developments in corporate governance, implementing new or updated policies or procedures as necessary and monitoring and coordinating the assumption of risk across the company. Additionally, our Board regularly reviews legal and regulatory requirements, evolving best practices and other developments, and may modify, waive, suspend or repeal the Guidelines or Code from time to time as it deems necessary or appropriate in the exercise of our Board’s judgment or in the best interests of our stockholders. If our Board makes any substantive amendments to the Guidelines or the Code, we will promptly disclose the nature of the amendment or waiver on our website to the extent required by applicable law or regulations.
We have also recently established an AI Governance initiative to explore and govern the use of artificial intelligence both internally and within our products. Finally, we updated and revised our cybersecurity policy and procedures to ensure best practices to safeguard the data and content of our employees, our customers and their subscribers.
Board Leadership Structure
Consistent with the Guidelines, our Board believes it is important to retain its flexibility to allocate the responsibilities of our Chief Executive Officer (“CEO”) and Chair of the Board in any way that is in the best interests of our Company. Our Board believes that it should periodically assess who should serve these roles and whether the offices should be served independently or jointly, and that our Board should not be restricted by any strict policy directive when making these decisions. In the event the Board determines it is in the best interest of the Company to combine the roles of CEO and Chair of the Board, the Guidelines provide that a Lead Independent Director shall be elected by a majority vote of the independent members of the Board. The Lead Independent Director shall be responsible for coordinating the activities and meetings of the independent members, determining an appropriate schedule and agendas for meetings of the Board, and ensuring robust corporate governance. In addition, our Board continually evaluates its leadership structure to ensure that the Board is structured to address the best interests of our Company and our stockholders as they evolve over time.
Our Board has determined that our Company and our stockholders are best served by having Mr. Waldis, one of our founders, serve as our Chairperson of the Board, and Mr. Miller serve as our CEO and a member of our Board. Mr. Waldis previously served as our Executive Chairperson of the Board but has stepped into the Chairperson role as Mr. Miller’s experience increased and he has shown success in his role as CEO. As CEO, Mr. Miller is the individual with primary responsibility for managing our day-to-day operations, setting our overall business strategy, and ensuring the successful growth of our business. Mr. Waldis’ in-depth experience as our founder and long-time CEO and Chair of the Board position him well to serve as our Chair of the Board, assisting on certain sales and business development activities, and providing other consultative support to the CEO, upon Mr. Miller’s request.
Independence of our Board of Directors
Each year, as part of our assessment of director independence, our Nominating/Corporate Governance Committee and our full Board conduct a review of the financial and other relationships between each director, or any of their immediate family members, and our Company, our senior management, companies with whom we have business dealings and our independent registered public
14 Synchronoss Technologies

accounting firm, in addition to reviewing any other relationship which may impact the independent judgment of any member of the Board when executing his or her responsibilities as a member of the Board. Our Board also consults with our legal counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independence, including those set forth in pertinent listing standards of The Nasdaq Capital Market (“Nasdaq”), as amended from time to time. Consistent with those considerations, after review of all relevant transactions or relationships, our Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Stephen G. Waldis, who serves as our Executive Chair, and Jeffrey Miller, who serves as our CEO. Our independent directors meet in regularly scheduled executive sessions where only independent directors are present. There are no family relationships among any of our directors or executive officers.
Board of Directors Oversight of Risk Management
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our operations, strategic direction and intellectual property as more fully discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our other SEC filings. Assessing and managing risk is the responsibility of our management. Our Board oversees management in the execution of its responsibilities including our approach to risk management. An overall review and assessment of risk is inherent in our Board’s consideration of our operations, business plans, and proposed strategy. Additionally, our Board regularly reviews various risks arising out of transactions and strategic opportunities that are presented to our Board. At least annually, our Board also reviews and analyzes the strategic and operational risks, including cybersecurity risks, and opportunities that face our Company as a whole, as well as those related to specific areas of our business, including governance, audit and cybersecurity.
Our Board delegates the oversight of certain categories of risk affecting our operations to designated Board committees, who report their findings to our full Board. The Audit Committee is responsible for overseeing our Board’s execution of its risk management oversight responsibility. It implements and oversees policies governing the process by which our leadership team and other persons responsible for risk management assess and manage our exposure to major financial risk, as well as information technology and cybersecurity risks, and the steps they have taken to monitor and control such exposure, based on consultation with the leadership team and independent auditors. Our Audit Committee also annually reviews the audit plan developed by management in concert with our internal auditors, our information technology and cybersecurity risks and mitigation strategies, the domestic and international tax function and treasury operations, and conformity with ethics and compliance standards. In addition, our Board has delegated to other Board committees the oversight of risks within their areas of responsibility and expertise. For example, our Compensation Committee oversees the risks associated with our compensation practices, including an annual assessment of our compensation policies and practices for our employees.
Stockholder Communications with our Board of Directors
Members of management and our Board regularly communicate with our stockholders. In the event a stockholder wants to communicate with our management and independent directors, they may do so by sending a letter to Synchronoss Technologies, Inc., 200 Crossing Boulevard, Eighth Floor, Bridgewater, New Jersey 08807, Attention: Secretary. Each communication should set forth the (i) name and address of the stockholder as they appear on our books and, if the shares of our Common Stock are held by a broker, bank or other agent, the name and address of the beneficial owner of such shares, and (ii) number of shares of our Common Stock that are owned of record by such record holder and/or beneficially by such beneficial owner. Our Secretary will review all communications from stockholders and has the authority to disregard or take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, our Secretary will forward it, depending on the subject matter, to the chairperson of a committee of our Board or a particular director, as appropriate.
Clawback Policy
In compliance with Nasdaq listing requirements, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) to allow us to recover incentive-based compensation paid to executive officers in the event that we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws.
Synchronoss Technologies 15

Board Self-Evaluation
Our Nominating/Corporate Governance Committee oversees an annual self-evaluation process to analyze and review our Board’s and its Committees’ performance and the performance of each of the members of our Board. Our Nominating/Corporate Governance Committee reviews these results and discusses them with the full Board with the intention of utilizing them to enhance our Board’s effectiveness and, if necessary, develop action plans.
Director Qualifications and Skills
Our Nominating/Corporate Governance Committee is responsible for recommending to our Board nominees for election as directors each year and evaluating new candidates as appropriate. This assessment includes an evaluation of each director’s skills and experience, qualification as independent, as well as various other factors including the differences in perspectives, experiences, and background each member of the Board individually brings to the Board. Our Nominating/Corporate Governance Committee then looks for the following skills and experience in individual members of the Board to enhance the function of the Board as a whole.
Director Qualifications and Skills

16 Synchronoss Technologies

Board of Directors and Committee Duties
Our Board oversees, counsels and directs management in the long-term interests of our Company and our stockholders. Our Board, individually and through its committees, is responsible for:
•	Overseeing the conduct, assessment and other operational risks to evaluate whether our business is being properly managed;
•	Reviewing and approving our strategic, financial and operating plans and other significant actions;
•	Evaluating the performance of and reviewing and determining the compensation of our CEO and other executive officers;
•	Planning for succession for our CEO and monitoring management’s succession planning for other executive officers; and
•	Overseeing the processes for maintaining the integrity of our financial statements, public disclosures, and compliance with laws and ethics.
Synchronoss Technologies 17

Board Structure and Committees
During 2023, our Board met sixteen times and acted five times by unanimous written consent. Each director attended at least 75% of our Board meetings and of each committee of which he or she served as a member. All of our then serving directors attended our 2023 Annual Meeting of Stockholders. Our Board has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board has delegated various responsibilities and authority to its committees as generally described below.
Audit Committee
Current Members: • Laurie L. Harris (Chair) • Kristin S. Rinne • Martin F. Bernstein • Kevin M. Rendino 4 Meetings in 2023
Our Audit Committee oversees the integrity of our financial statements, compliance with applicable legal and regulatory requirements, effectiveness of our internal controls and audit function, and the qualifications, independence, and performance of our independent registered public accounting firm. Our Audit Committee also discussed with our independent registered public accounting firm the overall scope and plans for their audit and met with them on a regular basis without members of management. Our Audit Committee consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our Audit Committee:

• Reviews our annual audited and quarterly financial statements and SEC reporting;

• Reviews management’s assessment of risk pertaining to our reporting and disclosure controls and monitors our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm;

• Reviews our compliance with legal matters that have a significant impact on our financial statements;

• Establishes procedures for the receipt and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

• Appoints, compensates, reviews procedures to ensure the independence of and oversees the work of, our independent registered public accounting firm, including approving services and fee arrangements;

• Reviews with senior members of our management our policies and practices regarding risk assessment and risk management, including information technology and cybersecurity risks, to assess the steps taken by management to monitor and control such risks and exposures;

• Approves all related party transactions;

• Reviews periodically the adequacy and effectiveness of our internal and disclosure controls, including our policies regarding compliance with legal, regulatory, code of conduct, ethical and internal auditing standards;

• Reviews earnings press releases prior to issuance; and

• Reviews findings and recommendations of our independent registered public accounting firm and management’s response to their recommendations.

Our Audit Committee is currently comprised of the following four directors: Laurie L. Harris (Chair), Kristin S. Rinne, Martin F. Bernstein and Kevin M. Rendino. Mr. Rendino joined our Audit Committee on December 19, 2023. Our Audit Committee met four times during 2023. Our Board annually reviews the definition of independence for Audit Committee members set forth in the Nasdaq listing standards and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has a working understanding and comprehension of fundamental financial statements. Our Board has determined that Ms. Harris is an audit committee financial expert, as defined by Item 407(d) of Regulation S-K based on a qualitative assessment of her level of knowledge and capability based on a number of factors, including her formal education and experience. The designation does not impose on Ms. Harris any duties, obligations or liability that are greater than are generally imposed on her as a member of our Audit Committee and our Board, and her designation as an Audit Committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

18 Synchronoss Technologies

Compensation Committee
Current Members: • Mohan S. Gyani (Chair) • Kristin S. Rinne • Martin F. Bernstein 4 Meetings in 2023
Our Compensation Committee is currently comprised of the following three directors: Mohan Gyani (Chair), Kristin Rinne and Martin Bernstein, each of whom is independent, as currently defined in Rule 5605(a)(2) and 5605(d)(2) of the Nasdaq listing standards. Mr. Waldis and Mr. Miller also attend Compensation Committee meetings in a non-voting observer capacity but do not participate in discussions regarding their own compensation. Each member of our Compensation Committee is an independent director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Compensation Committee met four times during 2023. Our Compensation Committee is charged by our Board to:

• review and approve our compensation strategy and philosophy;

• review and approve our annual corporate goals and objectives related to executive compensation and evaluate performance in light of these goals;

• review and approve policies and all forms of compensation and other benefits to be provided to our employees (including our NEOs), including among other things the annual base salaries, bonus, stock options, restricted stock awards and other incentive compensation arrangements;

• oversee the administration of our Clawback Policy;

• evaluate the CEO’s performance and determine his salary and incentive compensation[1];

• in consultation with the CEO, determine the salaries and incentive compensation of our other executive officers;

• make recommendations from time to time to our Board regarding non-employee director compensation matters;

• recommend, for approval by the Board, the adoption or amendment of our equity and cash incentive plans;

• administer our stock purchase plan and equity incentive plans;

• oversee the administration of our other material employee benefit plans, including our 401(k) plan;

• review and approve other aspects of our compensation policies and matters as they arise from time to time.

A more detailed description of our Compensation Committee’s functions can be found in our Compensation Committee charter, which can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Compensation Committee has also established a Key Employee Equity Awards Committee, with our CEO as the sole member, whose purpose is to approve equity awards to our newly hired and current employees, other than executive officers and subject to guidelines previously approved by our Compensation Committee. Our Key Employee Equity Awards Committee acted by unanimous written consent 9 times in 2023.

In accordance with Nasdaq listing standards, our Compensation Committee, under its charter, may select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party to assist in the evaluation of director and officer compensation, as well as any other compensation matters. In addition, our Compensation Committee has the responsibility to consider the independence of these advisers in accordance with applicable law and/or Nasdaq listing standards. Our Compensation Committee retained Deloitte Consulting LLP (“Deloitte”) as its compensation consultant in 2023. In 2023, Deloitte did not perform any services for us other than its services to our Compensation Committee and received no compensation from us other than its fees in connection with the firm’s retention as our Compensation Committee’s compensation consultant. Our Compensation Committee assessed the independence of Deloitte pursuant to applicable SEC rules and Nasdaq listing standards and concluded that the work of Deloitte has not raised any conflict of interest. Our Compensation Committee considers the information provided by Deloitte when making decisions with respect to compensation matters, along with information it receives from management and its own judgment and experience. Deloitte serves at the discretion of our Compensation Committee and our Compensation Committee approves the fees paid to Deloitte.

[1]	The evaluation of the performance of the CEO has been moved to the Nominating/Corporate Governance Committee effective February 2023.
Synchronoss Technologies 19

Compensation Committee Interlocks and Insider Participation
During the calendar year ending on December 31, 2023, Mohan Gyani (Chair), Kristin Rinne and Martin Bernstein served as members of our Compensation Committee. None of the members of our Compensation Committee was an officer or employee of our Company at any time during 2023 and none of the members of our Compensation Committee has ever served as an officer of our Company or had any relationship with us requiring disclosure herein. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Business Development Committee
Current Members: Jeffrey G. Miller (Chair) Stephen G. Waldis Mohan S. Gyani Martin F. Bernstein Kevin M. Rendino 0 Meetings in 2023
The current members of our Business Development Committee are: Jeffrey G. Miller (Chair), Stephen G. Waldis, Mohan Gyani, Martin F. Bernstein and Kevin M. Rendino. Mr. Rendino joined the Business Development Committee on December 19, 2023. All members of our Business Development Committee other than Mr. Waldis and Mr. Miller are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Due to the ongoing strategic process in 2023, our Business Development Committee did not meet in 2023 and instead our Board considered all matters relating to the strategic process as a whole. Our Business Development Committee reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short-term and long-term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

20 Synchronoss Technologies

Nominating/Corporate Governance Committee
Current Members: • Kristin S. Rinne (Chair) • Laurie L. Harris 4 Meetings in 2023 1 Action by Unanimous Written Consent
The current members of our Nominating/Corporate Governance Committee are: Kristin Rinne (Chair) and Laurie Harris. Our Nominating/Corporate Governance Committee met 4 times in 2023 and acted by unanimous written consent once. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). In addition, our Nominating/Corporate Governance Committee:

• Reviews and reports to our Board on a periodic basis with regard to matters of corporate governance;

• Evaluates the performance of our CEO and establishes his annual goals;[2]

• Recommends qualified candidates to our Board for election as our directors, including the directors our Board proposes for election by the stockholders at the Annual Meeting and directors nominated by our stockholders;

• Reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies and on matters relating to the practices of directors and the functions and duties of the various Board committees;

• Develops and implements our Board’s annual self-assessment process and works with our Board to implement improvements in their effectiveness;

• Reviews succession plans periodically with our CEO relating to positions held by elected corporate officers;

• Reviews and makes recommendations to our Board regarding the size and composition of our Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board and our business; and

• Establishes and periodically reviews stock ownership guidelines for our executive officers and directors.

Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Nominating/Corporate Governance Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board. Consideration of new director candidates typically involves a series of committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of our Board or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided those proposals meet the eligibility requirements for submitting stockholder proposals under our amended and restated bylaws, and are accompanied by certain required information about the candidate in accordance with our amended and restated bylaws and organizational documents. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates. Stockholders may contact the Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations and proposals. For more information pertaining to stockholder proposal, see “Stockholder Proposals for the Next Annual Meeting.”

In considering nominees for our Board, our Nominating/Corporate Governance Committee considers each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders’ long-term interests. These factors, along with others considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board may change from time to time to take into account changes in our business and other trends and the portfolio of skills and experience of current and prospective directors. Although we have not adopted a formal policy, our Nominating/Corporate Governance Committee is committed to considering a diverse slate of candidates in identifying director nominees or in searching for new directors.

[2]	The evaluation of the performance of the CEO moved from the Compensation Committee to the Nominating/Corporate Governance Committee effective February 2023.
Synchronoss Technologies 21

Meet our Executive Officers
Information about our Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of April 8, 2024.
Jeffrey Miller Age 60 Current Positions • President, Chief Executive Officer and Director
Jeffrey Miller has served as our President, Chief Executive Officer and a Director since March 2021, after holding the position of interim President and Chief Executive Officer since September 2020. Mr. Miller joined Synchronoss as Chief Commercial Officer in October 2018. Mr. Miller previously served as President of IDEAL Industries Technology Group from December 2017 to October 2018. Prior to IDEAL, Mr. Miller held several senior sales and operations positions at Motorola during a 16-year tenure, most recently as Corporate Vice President and General Manager of Operations in North America for Motorola Mobility, LLC. Mr. Miller received a degree in business from Miami University of Ohio and a master’s degree in Business Administration from The Ohio State University. Our Board believes Mr. Miller’s qualifications to sit on our Board include his broad experience in the software and services industry and his experience with our Company.

Louis W. Ferraro Jr. Age 67 Current Positions • Executive Vice President, Chief Financial Officer
Louis W. Ferraro Jr. joined Synchronoss in 2018 and has served as Executive Vice President, Chief Financial Officer since November 2022. Prior to serving as Chief Financial Officer, Mr. Ferraro was Acting Chief Financial Officer from August 2022 to November 2022 and Executive Vice President Financial Operations and Chief Human Resources Officer from November 2021 to August 2022. Prior to joining Synchronoss Mr. Ferraro was a business consultant for Populus Group supporting Comcast Corporation. From 2014 through 2016, he was the Chief Operating Officer and Chief Financial Officer of BrandYourself.com, Inc. where he led the finance and operations team during a period of intense growth. From 2010 to 2014, Mr. Ferraro served as Chief Financial Officer of AWI/iMobile as well as Chief Executive Officer of the Magicpins.com business unit. From 2008 to 2019 he served as the Chief Financial Officer of Vitaltrax.com. From 2004 to 2008, Mr. Ferraro was a senior vice president for IDT where he founded TuYo Mobile, a wireless MVNO. From 1991 to 2004, he held various positions with AT&T Mobility and prior to that he held various finance and operations positions at Verizon Wireless. Mr. Ferraro graduated with a Bachelor of Science degree from Montclair State University and earned is CPA in New Jersey.

Patrick J. Doran Age 51 Current Positions • Executive Vice President, Chief Technology Officer
Patrick J. Doran has served as our Executive Vice President, Chief Technology Officer since January 2007. Prior to that position, Mr. Doran served in various positions, including Vice President of Research & Development and Chief Architect since joining our Company in 2002. From 2000 to 2002, Mr. Doran was a Senior Development Engineer at Agility Communications, a member of the technical staff at AT&T/Lucent from 1996 to 2000 and a Software Engineer at General Dynamics from 1995 to 1996. Mr. Doran received a bachelor’s degree in computer and systems engineering from Rensselaer Polytechnic Institute and a master’s degree in Systems and Industrial Engineering from Purdue University.

22 Synchronoss Technologies

Christina B. Gabrys Age 43 Current Positions • Senior Vice President, Chief Legal Officer, Secretary
Christina B. Gabrys joined Synchronoss in 2016 as senior counsel. She was promoted to Assistant General Counsel in 2018 and Chief Compliance Officer in 2020. She was promoted to Senior Vice President, Chief Legal Officer and Secretary in July 2021. Prior to joining Synchronoss, Ms. Gabrys was counsel for Openwave Messaging from 2013 through 2016. From 2007 through 2013, Ms. Gabrys was an associate at a boutique litigation firm. She holds a Bachelor of Arts in Philosophy, History and Communications from Cornell College, a Juris Doctorate from the University of Illinois College of Law and a Master of Laws in International Commercial Law from the University of Nottingham.

Director Compensation
This section provides information regarding the cash & equity compensation policies and the compensation provided to our directors in 2023.
Non-Employee Director Compensation Program
Each member of our Board who is not an employee of our Company is entitled to the following compensation pursuant to our non-employee director compensation program:
Compensable Position / Event	Compensation
Initial Equity Grant	Non-qualified stock option to purchase 3,334 shares(1)
Annual Cash Retainer	$50,000
Annual Equity Grant	Restricted Stock awards with an aggregate grant date fair value of $200,000(2)
Committee Chairperson Retainer	$20,000 (Audit) $15,000 (Compensation) $10,000 (Nominating/Corporate Governance) $10,000 (Business Development)
Committee Member Annual Cash Retainer	$10,000 (Audit) $7,500 (Compensation) $5,000 (Nominating/Corporate Governance) $5,000 (Business Development)
(1)	Options vest one-third in three equal installments on the anniversary date of the grant date.
(2)	2023 grant of restricted stock awards to directors vest on the anniversary date of the grant date.
Our Compensation Committee annually reviews the amounts awarded under our non-employee director compensation program based on their analysis of the competitive range of the equity granted to directors at our peer group companies and other publicly available information. The actual number of restricted stock awards and shares of underlying stock options is determined based on the grant date fair value of the equity awards. In 2023, due to the limited availability of shares remaining for issuance under our 2015 Equity Incentive Plan, the Board voluntarily agreed to reduce the value of the annual equity compensation under our non-employee director compensation program for 2023 to $120,000 at the time of the compensation committee’s approval of the award. The annual retainer fees are paid to our directors quarterly at the beginning of each quarter. In addition, we have a policy of reimbursing directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at our Board and Committee meetings. With respect to any director who has at least ten years of service as a director with the Company, in the event the director leaves the Company (other than for cause) or dies, any unvested equity is accelerated provided, however, that any vested options shall be required to be exercised within ninety days of the director’s last day as a director of the Company.
Synchronoss Technologies 23

Executive Chair Compensation
As Executive Chair, Stephen Waldis received a base salary of $300,000 in 2023. Mr. Waldis did not receive any cash incentive bonus in 2023. Mr. Waldis did receive an equity grant in 2023 as described below.
The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a non-employee director during 2023. Mr. Miller, our current Chief Executive Officer and President, does not receive additional compensation for his service as a director. Mr. Miller is not included in the table below.
Name*	Fees Earned or Paid in Cash ($)	All Other Compensation	Stock Awards(1)(2) ($)	Option Awards(1) ($)	Total ($)
Stephen G. Waldis	$300,000	-0-	$154,097	-0-	$454,097
Mohan Gyani	$73,047	-0-	$74,663	-0-	$147,710
Laurie Harris	$75,000	-0-	$74,663	-0-	$149,663
Kristin S. Rinne	$82,500	-0-	$74,663	-0-	$157,163
Martin F. Bernstein	$72,500	-0-	$74,663	-0-	$147,163
Kevin M. Rendino	$0(3)	-0-	$0	$5,101	$5,101
(1)
The amounts in this column reflect the aggregate grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic No. 718. See Note 16 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of our assumptions in estimating the fair value of our stock awards and option awards.

(2)
Due to the limited availability of shares remaining for issuance under our 2015 Equity Incentive Plan in 2023 the Board voluntarily agreed to reduce the value of the annual equity compensation under our non-employee director compensation program for 2023 to an aggregate amount of $120,000 of restricted stock awards.

(3)	Mr. Rendino joined the Board effective December 4, 2023 and did not receive cash compensation in 2023.
Director Stock Ownership Guidelines
We have established stock ownership guidelines for our directors to retain an equity stake in the Company to more closely align their interests with those of our stockholders. Each director is required to own the number of shares of our Common Stock with a value equal to three times the annual cash retainer for service on our Board. Currently, this would be $150,000. Ownership is calculated annually based on the closing sales price of our Common Stock on Nasdaq for the last trading day in the prior year. Any newly elected director has three years from the date of his or her election to achieve the targeted equity ownership level. As of December 31, 2023, each of our directors owned at least the number of shares of our Common Stock required by these guidelines based on the price of our Common Stock on such date or were within their 3-year accumulation period.
Limitation of Liability and Indemnification
As permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that we are authorized to (i) enter into indemnification agreements with our directors and officers and (ii) purchase directors’ and officers’ liability insurance, which we currently maintain to cover our directors and executive officers. The form of indemnification agreement with our directors provides that we will indemnify each director against any and all expenses incurred by that director because of his or her status as one of our directors, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and amended and restated bylaws. In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with any legal proceeding. Our restated certificate of incorporation and bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:
•
for any breach of a director’s duty in respect of unlawful payments of dividends or stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law and the breach of a director’s duty of loyalty to us or our stockholders;

•	for any transaction from which the director derives any improper personal benefit; and
•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law.
24 Synchronoss Technologies

Our restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of our restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified in order to adversely affect the protection of our directors.
Compensation Risk Management Considerations
Each year, our Compensation Committee reviews our compensation practices and policies for all employees, including our NEOs, and assesses whether they have the potential to incentivize employees taking risks that are reasonably likely to have a material adverse effect on our Company. Since our annual performance-based bonus and equity programs are designed to align our employees’ compensation with both our short- and long-term business objectives and performance, and therefore enhance stockholder value, our Compensation Committee believes that our compensation practices and policies discourage behavior that leads to excessive risk-taking. Therefore, our Compensation Committee believes our practices and policies will promote balanced risk management and are not likely to have a material adverse effect on our Company. Set forth below are the key risk-balancing elements of our compensation practices and policies:
Financial Performance Measures
The ranges set for financial performance measures are designed to reward success without encouraging excessive risk taking. Pursuant to our performance-based equity and performance-based cash award plans, the number of performance-based restricted cash units or shares and the amount of cash to be issued is based on our financial performance over a specific period. There are capped payouts under our cash incentive plan and the performance-based restricted cash units or shares, which help mitigate risk.

Equity Vesting Periods
Time-based restricted stock awards and stock options typically vest over three years. The performance-based restricted cash units or shares and the performance-based cash awards are earned upon determination of the achievement of our performance metrics established for the performance period and vest after the completion of the three year plans. The vesting of the equity awards is designed to reward continued service with us, increases in our stock price and achievement of corporate goals designed to enhance stockholder value.

Equity Retention Guidelines
All executive officers are required to acquire within five years of becoming an executive officer, and hold while they are executive officers, shares (vested and unvested) having a value of at least three times, or five times in the case of our CEO, their respective base salaries.

No Hedging
Our employees, including our NEOs and all other officers, directors and their designees, are not permitted to enter into any transaction designed to hedge or offset any decrease in the market value of our securities, or having the effect of hedging or offsetting the economic risk of owning our securities that have been granted to the officer or director as compensation or held directly or indirectly by the employee or director.

Recoupment and Related Policies
As part of our Workplace Code of Ethics and Business Conduct, we will investigate all reported instances of questionable or unethical behavior of a director, NEO or other employee and, where improper behavior or failure to act is found to have occurred, we will take appropriate action up to and including termination. If an investigation uncovers that an individual has committed fraud or other improper acts that causes our financial statements to be restated or otherwise affected, our Board has discretion to take immediate and appropriate disciplinary action with respect to that individual up to and including termination. Our Board also has discretion to pursue whatever legal remedies are available to prosecute that individual to the fullest extent of the law and may seek to recoup or recover any amounts that he or she inappropriately received as a result of his or her improper actions, including but not limited to any annual or long term incentives that he or she received to the extent the individual would not have received that amount had the improper action not been taken. We adopted a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements consistent with the requirements of the Exchange Act Rule 10D-1 on November 30, 2023.

Synchronoss Technologies 25

Compensation of Executive Officers
Compensation Discussion and Analysis
This section discusses our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for our Named Executive Officers (our “NEOs”) for the fiscal year ended December 31, 2023. The table below sets forth our NEOs for 2023:
Named Executive Officer	Title as of December 31, 2023
Jeffrey Miller	Chief Executive Officer and President
Louis Ferraro Jr.	Executive Vice President, Chief Financial Officer
Christopher Hill(1)	Executive Vice President, Chief Commercial Officer
Patrick Doran	Executive Vice President, Chief Technology Officer
Christina Gabrys	Senior Vice President, Chief Legal Officer, Secretary
(1)	Mr. Hill’s employment with the Company was terminated effective December 31, 2023 and is no longer employed by the Company.
Executive Summary
Our executive compensation philosophy and programs are designed to attract, retain and motivate high-quality executives who possess the diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. Our executive compensation programs are designed to foster a performance-oriented culture that aligns our executives’ interests with those of our stockholders over the long term. To provide for this alignment of interests, in 2023 our compensation programs provided that over 48% of our CEO’s and an average of approximately 28% of our NEOs’ targeted compensation were tied to long-term, equity-based incentives. By tying a portion of our NEOs’ targeted compensation to equity-based incentives, our Common Stock’s value needs to increase in order for our NEOs to realize an increase in value related to our Company’s restricted stock awards or cash units. Moreover, our Company needs to hit certain financial and strategic metrics in order for our NEOs to vest in the shares underlying our performance-based restricted stock awards or cash units. To further provide for performance-based equity awards, 100% of the total 2023 equity grants to each of our NEOs are either restricted stock awards of our Common Stock, or cash units subject to performance-based vesting. Accordingly, we believe that the compensation of our NEOs is both appropriate for, and responsive to, the goal of maximizing stockholder value, as the majority of each NEO’s compensation is allocated to performance-based incentives.
2023 Compensation Program Highlights
Our executive compensation program is designed to attract, retain and motivate high-quality executives and drive the creation of long-term stockholder value by tying a significant portion of our executives’ compensation to Company and individual performance. Our compensation philosophy and programs are designed to achieve the following objectives:
Pay for Performance
Provide a strong relationship of pay to performance through:
• Performance-based cash bonus tied primarily to achievement of corporate short-term financial and strategic goals.
• Long term incentive awards that deliver value based on the performance of our Common Stock and the achievement of pre-determined, objective financial and business goals.

Emphasis on Variable Compensation
• Total compensation is heavily weighted toward incentive compensation (i.e., annual cash bonuses and long-term equity incentives).
• Annual performance-based cash bonuses focus our NEOs on key short-term financial and strategic, goals.
• Long-term incentives focus our NEOs on sustainable, long-term stockholder value creation. The value realized by our NEOs depends substantially on our long-term performance, achievement of our financial and strategic goals and the value of our Common Stock, which we believe aligns our NEOs’ interests with the long-term interests of our stockholders.

Fixed Compensation Component
Provide base salary based on our Compensation Committee’s general understanding of current competitive compensation practices in the market and amongst a group of pre-defined peers, our NEO’s role and responsibilities, length of tenure, internal pay equity, and individual and Company performance.

26 Synchronoss Technologies

The following highlights some of the key components of our pay for performance policies and practices:
At-Risk Compensation	A majority of the compensation of our CEO and our other NEOs is “at-risk,” meaning it is tied to Company performance over the short- and/or long-term.
Incentive Award Metrics	Objective incentive award metrics tied to key Company performance indicators are established and approved at the beginning of the performance period.
Performance Long-Term Incentives
The number of performance-based restricted cash units or shares earned is based on our financial performance over a specified period, aligning our NEOs’ interests with the long-term interests of our stockholders.

Time-Based Equity Vesting	Equity awards subject to time-based vesting vest ratably over three years to promote retention.
Stock Ownership Guidelines	Maintain stock ownership guidelines to support the alignment of interests between our NEOs and stockholders.
No Hedging	Prohibition on hedging exposure of, or direct interest in, our Common Stock.
No Pledging	Prohibition on pledging our Common Stock.
Recoupment and Related Policies
Investigation of all reported instances of questionable or unethical behavior of a director, NEO or other employee and, where improper behavior or failure to act is found to have occurred, we will take appropriate action up to and including termination. Our Board has discretion to pursue whatever legal remedies are available to prosecute that individual to the fullest extent of the law and must seek to recoup or recover any amounts that he or she inappropriately received as a result of his or her improper actions, including but not limited to any annual or long term incentives that he or she received to the extent the individual would not have received that amount had the improper action not been taken. We adopted a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements consistent with the requirements of the Exchange Act Rule 10D-1 on November 30, 2023.

Our Compensation Committee oversees the design and administration of the compensation of our NEOs and certain other executive officers, with an enhanced focus on the individual compensation of our NEOs. For 2023, our CEO assessed the performance of our NEOs (other than himself), consulted with other members of management, including our Executive Chairman and our compensation consultant, and made recommendations to our Compensation Committee regarding the amount and the form of the compensation of our NEOs and other key employees, including the performance goals, weighting of goals, and equity compensation awards of our NEOs. Our CEO was not present during discussions regarding his compensation.
2023 Executive Compensation Program
Cash Incentive Compensation
For our NEOs’ Executive Cash Bonus Plan (“Executive Bonus Plan”) in 2023, our Compensation Committee approved the following metrics:
•	40% based on revenue for 2023;
•	40% based on net cash flow for 2023; and
•	20% based on operating income for 2023.
Long-Term Incentive Compensation
Each year, our Compensation Committee may award time-based vesting restricted stock awards, stock options and/or performance-based restricted cash units or shares to our NEOs as the long-term incentive component of their compensation. The annual mix and number, if any, of stock options, performance-based restricted cash units or shares and time-based vesting restricted stock awards granted to our NEOs are based on our Compensation Committee’s general understanding of pay practices for equivalent positions in our peer group, as well as published survey data for comparable roles at companies of a similar financial size in the same industry, our CEO’s recommendations (except for his own equity grants) and other factors it deemed appropriate. In 2023, our Compensation Committee granted performance-based restricted cash units, which may pay out in either cash or stock, performance-based restricted cash and time-based vesting restricted stock awards to our NEOs.
Synchronoss Technologies 27

2023-2025 Performance-Based Restricted Cash Units and Performance-Based Cash
Our 2023 long-term equity incentive plan was designed to reward financial and strategic performance during a three-year period from 2023 through 2025, and the restricted cash units granted under the long-term incentive plan (the “2023-2025 Performance Units”) and the restricted cash granted under the long-term incentive plan (the “2023-2025 Cash Plan”) are earned and vest, subject to the Company’s achievement of pre-determined performance criteria during that period. Our NEOs are required to remain employed by our Company through February 2026 to vest in the 2023-2025 Performance Units and 2023-2025 Cash Plan. Our Compensation Committee approved the following performance metrics for the 2023-2025 Performance Units and 2023-2025 Cash Plan:
•	Twenty-five percent (25%) are earned based on the revenue in the three-year period of 2023 to 2025;
•	Twenty-five percent (25%) are earned based on the adjusted EBITDA in the three-year period of 2023 to 2025; and
•	Fifty percent (50%) are earned based on the total shareholder return of the Company’s Common Stock on NASDAQ in 2023-2025 compared to those companies that are listed on the Russell 2000 index (“TSR”).
Shareholder Feedback
At our 2023 Annual Meeting of Stockholders, approximately 96% of the shares voted were cast in favor of the advisory vote on executive compensation. We continuously strive to improve the level of stockholder support for our executive compensation program. Our Compensation Committee evaluates our executive compensation program each year with the goal of ensuring it is in line with our stockholders’ interests. We encourage stockholders to take into account the continuous changes to our executive compensation program in considering the advisory vote presented below including adding new metrics to and including non-financial metrics in our short-term compensation plan.
Compensation Consultant
Our Compensation Committee’s compensation consultant, Deloitte Consulting LLP (“Deloitte”), generally attends regular Compensation Committee meetings and meets with our Compensation Committee without management present. Deloitte was our compensation consultant from 2013 through 2023. When making decisions with respect to compensation matters and to gain a better understanding of the competitive landscape, our Compensation Committee considers various analyses prepared by our compensation consultant, along with information it receives from management and its own judgment and experience.
Peer Group
Our Compensation Committee generally reviews executive compensation survey and proxy data from technology companies that have similar software/services business models or operate in the mobile networking space, are of similar financial size and are representative of the organizations with which we compete for our executive talent. Our Compensation Committee, based in part on advice from Deloitte, identified and approved the following companies that fit some or all of these criteria as our peer group for purposes of assisting in benchmarking our 2023 executive compensation decisions:
8x8 Inc.	Jamf Holding Corp.	Tucows, Inc.
Amplitude, Inc.	LivePerson, Inc.	Upland Software
AvePoint, Inc.	MicroStrategy Incorporated	Workiva, Inc.
Benefitfocus, Inc.	Progress Software Corporation
Brightcove, Inc.	PROS Holding, Inc.
Consensus Cloud Solutions, Inc.	Q2 Holdings, Inc.
Domo, Inc.	SPS Commerce, Inc.
Edgio, Inc.	Sumo Logic, Inc.
Our Compensation Committee reviewed the companies in our 2022 peer group in early 2023 in connection with its determination of the companies in our peer group for 2023 executive compensation decisions and, in consultation with Deloitte, modified the peer group to remove any companies in the 2022 peer group that had been acquired or merged and to reflect a group of companies with similar revenue, market cap, number of employees and industry. With those considerations, we removed the following companies from our peer group for 2023: Alarm.com Holdings, Inc., Bottomline Technologies, Inc., Box, Inc., Commvault Systems, Inc., Cornerstone OnDemand, Inc., Limelight Networks, Inc., Medallia, Inc., Mimecast Limited, QAD, Inc. With those same considerations, we added
28 Synchronoss Technologies

Amplitude, Inc., AvePoint, Inc., Brightcove, Inc., Consensus Cloud Solutions, Inc., and Edgio, Inc. We believe the peer group utilized for purposes of 2023 executive compensation decisions was representative of companies that we compete with for executive talent. When making compensation decisions for our NEOs, our Compensation Committee also reviews published survey and peer group compensation data for other software/services companies or companies that operate in the same space as our Company. Competitive market practices are an important factor in our Compensation Committee’s decision-making process, although its decisions are not entirely based upon these factors. Rather, our Compensation Committee reviews and considers the peer group and other survey data to obtain a general understanding of current competitive compensation practices. Additionally, reviewing the peer group and survey compensation data enables our Compensation Committee to accomplish our goal of paying our NEOs what is appropriate and necessary to attract and retain qualified and committed executives while incentivizing achievement of our corporate goals and conserving cash and equity.
Principal Elements of Compensation
Our executive compensation program has the following principal elements: base salary, annual cash incentive bonuses, long-term incentive awards, severance and change in control benefits. For base salary, annual cash bonuses and long-term incentive awards for our executive officers, our Company’s compensation philosophy generally is to evaluate individual experience and contribution, as well as corporate performance, and then consider competitive market analysis. The markets we are serving are narrow and highly competitive for large-scale implementations leveraging unique technologies. With respect to all compensation components, we generally use the median compensation of our peer group and the markets for which we compete for talent as the starting point for the compensation decision making process. We seek to drive our Company to over-perform the market in the long term, and we believe that to ensure an appropriate pay-for-performance alignment, it may be appropriate for our Compensation Committee to approve compensation levels for individual executives that may be above or below target pay for similar positions based on experience, individual contribution and corporate performance. Additionally, our Compensation Committee may exercise discretion to issue one-time equity awards where appropriate to ensure alignment with key strategic business initiatives. The following table describes the primary compensation elements used by our Company and the objectives of each element:
Base Salary
Objective:
Our Compensation Committee sets base salaries with the intent to attract and retain NEOs, reward satisfactory performance and provide a minimum, fixed level of cash compensation to compensate NEOs for their day-to-day responsibilities.

Key Features:

• NEO base salaries are initially determined as a result of negotiation between the executive and our management in consultation with, and subject to the approval of, our Compensation Committee.

• Our Compensation Committee reviews base salaries annually and has discretion to provide increases based on our Compensation Committee’s understanding of current competitive pay practices, promotions, our CEO’s recommendation (except for his own salary), changes in responsibilities and performance, annual budget for increases, our overall financial and operational results, the general economy, length of tenure, internal pay equity and other factors our Compensation Committee deems appropriate, including peer and market analysis for each role.

Process:

• In February of each year, our CEO recommends base salaries for NEOs other than himself for the following twelve months.

• Our Compensation Committee reviews the proposed base salary changes with input from its compensation consultant.

• Our Compensation Committee approves annual base salaries for our NEOs and reports the salaries to our full Board.

Synchronoss Technologies 29

Annual Cash Incentive Bonus
Objective:
Annual cash incentive bonuses are awarded under a performance-based compensation program and are designed to align the interests of our NEOs and stockholders by providing compensation based on the achievement of pre-established corporate and/or business goals and individual performance.

Key Features:

• Each year, the target bonus for each NEO is set by our Compensation Committee based on each NEO’s employment agreement provisions, our CEO’s recommendation (except for his own target bonus), internal pay equity, our Compensation Committee’s general understanding of current competitive pay practices and other factors it deems appropriate.

• The incentive compensation for our NEOs is based on achievement of certain objective corporate, financial, strategic and individual goals established and approved by our Compensation Committee at the start of the year.

• If we achieve results that are below certain threshold levels, these NEOs receive no cash incentive bonus, while results that are above certain threshold levels result in cash incentive bonuses above target levels.

Process:

• Our Compensation Committee participates in our Board’s review of our annual operating plan in the beginning of the year.

• Our CEO recommends bonus targets as a percentage of base salary for each NEO other than himself based on the peer and market analysis.

• Our management recommends financial and other performance measures, weightings and ranges.

• Our Compensation Committee reviews proposed bonus targets, performance measures and ranges provided by management and, with input from its compensation consultant, approves bonus targets, performance measures and ranges that it believes establish appropriately challenging goals.

• After the end of the calendar year, our management presents our Company’s financial results to our Board.

• Our Compensation Committee reviews the results and determines whether to make any adjustments to the recommendations and then approves each NEO’s bonus award.

• Our Compensation Committee reports bonus award determinations to our full Board.

30 Synchronoss Technologies

Long-Term Incentive Awards
Objectives:
Our Compensation Committee structures long-term incentive awards with the goal of aligning our NEOs’ interests with those of our stockholders, and to support retention and motivate NEOs to achieve our financial, strategic and operational goals. Long-term incentive awards include stock options and time-based restricted stock awards and performance-based restricted cash units, which may be settled in cash or shares at the election of the Compensation Committee and performance-based cash awards.

Key Features:

• Our Compensation Committee grants stock options and time-based vesting restricted stock awards and performance-based restricted cash units to our NEOs with the grant date fair value based on our Compensation Committee’s general understanding of current competitive pay practices, our CEO’s recommendation (except for his own awards), input from our compensation consultant, internal pay equity, evaluation of each NEO’s performance, and other factors our Compensation Committee deems appropriate.

• Our Compensation Committee allocates long-term incentive awards among stock options, time-based vesting restricted stock awards and performance-based restricted cash units based on grant date fair value (with vesting terms that generally extend up to three years) with the intent to provide NEOs with a balanced retention and performance opportunity and to closely align our NEOs’ long-term objectives with those of our stockholders.

• In 2023, our Compensation Committee again decided to grant performance-based restricted cash units rather than restricted stock awards and retained the discretion to settle the 2023-2025 Performance Units in either cash or shares of our Common Stock upon vesting to protect against potential dilution. The Compensation Committee also decided to grant performance-based cash awards, under the Company’s Performance-Based Cash Plan (the “Performance-Based Cash Plan”), which mirrors the performance-based restricted cash unit plan but will be paid out only in cash. Both performance-based restricted cash units and performance-based cash awards have a target amount of either cash or cash units, as applicable, to be earned following completion of a specific performance period based on the achievement of certain pre-established Company performance objectives. The performance-based cash awards and performance-based restricted cash units will be earned upon the completion of the specific performance period if the relevant performance objectives are achieved and typically vest based on continued service after a three-year period. At the time that each performance-based restricted cash unit vests, our Compensation Committee has discretion to either (i) pay cash equal to the product of the closing price of our Common Stock multiplied by the number of cash units that vested or (ii) issue one share of our Common Stock for each performance-based restricted cash unit.

Process:

• In the first fiscal quarter, our CEO recommends a grant date fair value of awards for executives other than himself.

• Our Compensation Committee reviews proposed performance measures and ranges provided by management and competitive market data from our peer group and, with input from its compensation consultant, approves performance measures and ranges that it believes establish appropriately challenging goals.

• Our Compensation Committee approves the number of time-based restricted stock awards, the target amount of performance-based restricted cash and the target number of performance-based restricted cash units granted to our NEOs.

• Our Compensation Committee reports equity award determinations to our full Board. At the end of the performance period, our Compensation Committee reviews the Company’s financial performance for the relevant performance period and determines the amount of earned cash and cash units that are subject to performance-based vesting.

Synchronoss Technologies 31

Severance and Change in Control Benefits
Objective:
Severance and change in control benefits are included in each NEO’s employment agreement or employment plan in order to promote stability and continuity of our senior management team in the event of a potential change in control and/or an involuntary termination. Our Compensation Committee believes these provisions help to align our NEO’s interests appropriately with those of our stockholders in these scenarios.

Key Features:

• Events triggering payment require a termination of an NEO’s employment by our Company without cause or by an NEO for good reason. NEOs are entitled to enhanced benefits if the qualifying termination occurs during a specified period before or after a change in control (i.e., double-trigger).

• Change in Control benefits do not include any tax gross-ups.

• Our Compensation Committee has determined these termination-related benefits are appropriate to preserve productivity and encourage retention in the face of potentially disruptive circumstances. These arrangements also include restrictive covenants that help protect our Company from competition and solicitation of employees and customers.

• Each NEO will only be eligible to receive severance payments if he or she signs a general release of claims against our Company following an eligible termination.

Chief Executive Officer Compensation
As of December 31, 2023, Mr. Miller’s annual base salary was $520,000. Mr. Miller received equity grants in 2023 consistent with the other NEOs, as discussed in this Compensation Discussion and Analysis section.
Pay Mix
In keeping with our results-driven culture, our Compensation Committee expects our NEOs to deliver superior performance in a sustained fashion and believes that a substantial portion of their overall compensation should be at-risk and tied to our short- and long-term performance. As shown below, approximately 73% of Mr. Miller, our CEO’s targeted compensation and an average of approximately 54% of the targeted compensation of our other NEOs for 2023 was at risk and tied to performance and long-term incentives.

32 Synchronoss Technologies

2023 Compensation Decisions
In determining the criteria for our NEOs’ incentive compensation, our Compensation Committee considers a variety of factors, including alignment of our NEOs’ compensation with our stockholders’ returns, and from time to time may adjust these factors or performance metrics based on our Company’s transactions or the occurrence of unknown or unexpected events during the applicable measurement period. On the corporate level, our Compensation Committee selected revenue, net cash flow and operating income as metrics that our Compensation Committee believes appropriately value our Company on both a short- and long-term basis and are targeted to emphasize strong growth on gross revenue while also managing our earnings per share. We believe these are also the key metrics our stockholders use in their evaluation of our Company. As a result, our NEOs are focused on growing revenue, managing net cash flow, improving operating income and total shareholder return, which we believe is aligned with our stockholders’ perspective on our Company’s ability to grow and succeed on the short- and long-term.
Base Salary
Base salaries for our NEOs are reviewed and may be adjusted annually. Base salaries may also be adjusted during the year upon promotion or based on internal equity or external market conditions. Our Compensation Committee makes these decisions after reviewing the recommendation of our CEO (except as it concerns his own salary) and consulting with our compensation consultant.
The table below sets forth each of our NEOs’ 2023 base salary as of December 31, 2023.
Name	Base Salary As of December 31, 2023
Jeffrey Miller	$520,000
Louis Ferraro Jr.	$390,000
Christopher Hill[1]	$385,000
Patrick Doran	$400,000
Christina Gabrys	$330,000
1	Mr. Hill’s employment with the Company was terminated effective December 31, 2023.
2023 Annual Cash Incentive Bonus Compensation
Our Annual Cash Incentive Bonus Compensation Program promotes our pay-for-performance philosophy by providing all executives and other management-level corporate employees with direct financial incentives in the form of annual cash awards for achieving Company, business and individual performance goals.
Target Percentage
Our Compensation Committee sets each NEO’s individual target cash incentive amount (expressed as a percentage of base salary) based on its general understanding of competitive pay practices, our CEO’s recommendation (except with respect to his own target), its consultation with our compensation consultant, and other factors it deems appropriate. Based on its review of these factors, in March 2023, our Compensation Committee kept the target bonus percentage of each of our NEOs at the same level as in 2022, with the exception of Mr. Doran and Ms. Gabrys .The target bonus percentage for Mr. Doran and Ms. Gabrys was increased to provide compensation and bonus consistent with peers and to align with market-based compensation for their respective roles.
Synchronoss Technologies 33

The target cash incentive and maximum bonus percentages for each of our other NEOs for 2023 were as follows:
Name	Target Incentive Bonus Percentage	Maximum Bonus Percentage
Jeffrey Miller	100% of base salary	175% of base salary
Louis Ferraro	70% of base salary	122.5% of base salary
Christopher Hill	100% of base salary	175% of base salary
Patrick Doran	85% of base salary	148.75% of base salary
Christina Gabrys	60% of base salary	105% of base salary
2023 Objectives
For 2023, the cash incentive bonuses actually received by each of our NEOs were determined based on certain corporate objectives.
Our Compensation Committee established (i) revenue, (ii) net cash flow and (iii) operating income as the corporate components of our 2023 annual cash incentive bonus program, with each of the components weighted as set forth below. We use the non-GAAP financial measure of operating income internally in analyzing our financial results and evaluating our ongoing operational performance because it excludes certain non-cash adjustments and non-recurring charges required under GAAP. This metric was also selected because it is one of the key performance metrics stockholders use in evaluating our Company. In calculating operating income, we add back items such as stock-based compensation expense, acquisition and divestiture related costs, restructuring charges, certain litigation expenses, net loss (income) from discontinued operations, loss on sale of discontinued operations, interest income and expense, provisions or benefits for income taxes, preferred dividend expense, net income or loss attributable to non-controlling interest and depreciation and amortization expense.
Each of the components was assigned a “threshold” level, which is the minimum achievement level that must be satisfied to receive a portion of the applicable bonus amounts, and a “maximum” level, which, if achieved or exceeded, would result in our NEOs receiving up to 175% of the target amount attributed to that component.
The components of the 2023 cash incentive compensation plan, as adjusted by the Compensation Committee after the sale of the Messaging and NetworkX assets completed on October 31, 2023, are set forth below:
Corporate Component	Weighting	Threshold 50% payout	100% payout	Maximum 175% payout
Revenue	40%	$226,000,000	$238,000,000	$267,000,000
Net Cash Flow	40%	$1,000,000	$5,800,000	$12,000,000
Operating Income	20%	$44,000,000	$53,000,000	$63,000,000
2023 Corporate Component
In 2023, our revenue was $220,000,000, which was below the minimum revenue target, and therefore, our NEOs did not receive any payout for this metric. Our net cash flow for 2023 was $1,900,000, which was at 59.1% of the target for this metric so, our NEOs received 23.7% payout for this metric. Our operating income was $44,500,000, which was at 54.3% of the target for this metric so, our NEOs received 10.9% payout for this metric.
34 Synchronoss Technologies

The above calculations resulted in the following payout amounts under the 2023 cash incentive bonus plan for each of our NEOs:
Executive	Target Bonus	Percentage of Target Awarded	Actual Bonus Awarded
Jeffrey Miller	$520,000	34.5%	$179,400
Louis Ferraro	$273,000	34.5%	$94,185
Patrick Doran	$340,000	34.5%	$117,300
Christopher Hill[1]	$385,000	34.5%	$132,825
Christina Gabrys	$198,000	34.5%	$68,310
1
Mr. Hill’s employment with the Company was terminated effective December 31, 2023. He will receive payment of the cash incentive bonus for 2023 pursuant to the terms of his Transition and Separation Agreement at the time when similarly situated employees receive the 2023 cash incentive bonus payment.

2023 Long-Term Incentive Compensation Plan
Our Compensation Committee awarded time-based restricted stock awards, performance-based cash awards and performance-based restricted cash units to our NEOs as the long-term equity incentive component of their compensation, targeting an annual mix with the intent to provide NEOs with a balanced retention and performance opportunity and serve to closely align our NEOs’ long-term objectives with those of our stockholders. The number of shares underlying time-based vesting stock options and the target number of performance-based restricted cash units granted to our NEOs is based on our Compensation Committee’s general understanding of competitive pay practices, our CEO’s recommendation (except with respect to his own awards), consultation with our compensation consultant, and other factors that our Compensation Committee deems appropriate.
Time-Based Restricted Stock Awards, Performance-Based Cash Awards and Performance-Based Restricted Cash Units
In March 2023, in consultation with our compensation consultant, our Compensation Committee granted time-based restricted stock awards of our Common Stock (15% of such NEO’s equity award), performance-based restricted cash units (15% of such NEO’s equity award) and performance-based cash awards (70% of such NEO’s equity award) to each of our NEOs. The time-based vesting restricted stock awards vest one-third on each of the first, second and third anniversary of their grant date. The performance-based cash awards and performance-based restricted cash units vest upon the Compensation Committee approving the level of performance against pre-established metrics for such grants, and such approval is expected to occur on or about February 28, 2026. Each component is subject to the NEO remaining employed through the date of such approval in 2026. The time-based vesting helps tie our NEOs’ variable realizable compensation to our performance and further align their interests with those of our stockholders. See “Description of Awards Granted in 2023” below.
The following table sets forth the number of time-based restricted stock awards of our Common Stock, the number of performance-based restricted cash units awarded, and the amount of performance-based cash awards granted to our NEOs in 2023.
Name	Number of Shares Subject to Restricted Shares[1]	Number of Performance- Based Restricted Cash Units[1]	Amount of Performance- Based Cash Awards
Jeffrey Miller	52,856	52,856	2,219,900
Louis Ferraro	12,767	12,767	536,100
Christopher Hill	15,023	15,023	630,700
Patrick Doran	18,023	18,023	756,800
Christina Gabrys	7,212	7,212	302,800
1	Adjusted for the reverse stock split effective on December 11, 2023
Synchronoss Technologies 35

Performance-Based Restricted Cash Units
2021-2023 Performance-Based Restricted Cash Units
In April 2021, our Compensation Committee granted 2021-2023 performance-based restricted cash units to our NEOs employed as of the grant date. Mr. Hill was terminated from his position with our Company on December 31, 2023 and therefore will not be entitled to vest in any 2021-2023 performance-based restricted cash units. The following table sets forth the 2021-2023 performance-based restricted cash units (the “2021-2023 Performance Units”) awarded to our NEOs, as adjusted for the reverse stock split effective December 11, 2023:
Name	2021–2023 Target Performance Units	2021 Target Performance Units	2022 Target Performance Units	2023 Target Performance Units
Jeffrey Miller	33,756	11,252	11,252	11,252
Louis Ferraro	6,607	2,202	2,202	2,203
Patrick Doran	15,015	5,005	5,005	5,005
Christina Gabrys	1,585	528	528	529
The 2021-2023 Performance Units provide the opportunity to earn the identified performance-based restricted cash units based on the performance of our business during 2021, 2022 and 2023. Our NEOs are required to remain employed by our Company through February 2024 in order to vest in the cash units. Our Compensation Committee will determine whether to settle the vested performance-based restricted cash units in cash or shares of our Common Stock at the time they vest.
The following were the performance targets for the plan established by our Compensation Committee: 33.3% based on revenue, 33.3% based on adjusted EBITDA and 33.3% based on TSR.
Each of the components was separately assigned a “threshold” level, which established the minimum achievement necessary to be satisfied to receive any portion of the applicable bonus amounts, and a “maximum” level, which, if achieved or exceeded, would result in 200% of the target cash units being earned with respect to such component as described below which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s digital assets in May 2022 and the sale of the Company’s Messaging and NetworkX assets on October 31, 2023.
As previously disclosed in the Compensation Discussion and Analysis section of our proxy statements for our 2022 and 2023 annual meeting of stockholders, our NEOs earned 54.17% of the target number of the 2021-2023 Performance Units allocable to 2021 based on the Company’s 2021 financial performance and 38.7% of the target number of the 2021-2023 Performance Units allocable to 2022 based on the Company’s 2022 financial performance. The actual number of 2021-2023 Performance Units earned based on each of our 2021 and 2022 performance is set forth below, which performance units vested in February 2024:
Name	2021–2023 Target Performance Units	2021 Target Performance Units	Attainment %	Units Earned	2022 Target Performance Units	Attainment %	Units Earned
Jeffrey Miller	33,756	11,252	54.2%	6,095	11,252	38.7%	4,351
Louis Ferraro	6,607	2,202	54.2%	1,193	2,202	38.7%	852
Patrick Doran	15,015	5,005	54.2%	2,712	5,005	38.7%	1,936
Christina Gabrys	1,585	528	54.2%	287	1,585	38.7%	206
36 Synchronoss Technologies

2023 Performance Period — One-third of the 2021-2023 Performance Units
In March 2023, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2023 portion of the 2021-2023 Performance Units, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s Messaging and NetworkX assets on October 31, 2023:
Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Revenue	33 1∕3%	$226,000,000	$238,000,000	$267,000,000
Adjusted EBITDA	33 1∕3%	$44,000,000	$53,000,000	$63,000,000
TSR	33 1∕3%	35th	50th	75th
In 2023, our NEOs did not receive any portion with respect to the revenue metric and received 18.1% with respect to the adjusted EBITDA metric. With respect to the TSR, based on the same analysis, our TSR was in the 27.5th percentile, resulting in no payment for this metric. However, as a result of the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide 16.7% payout with respect to the TSR metric. As a result, each NEO received the following payout with respect to our Company’s 2023 performance:
Corporate Component	Achievement	Plan Payout	Weighting	Payout
Revenue	$220,000,000	0%	33 1∕3%	0%
Adjusted EBITDA	$44,500,000	54.3%	33 1∕3%	18.1%
TSR	27.5th	50%	33 1∕3%	16.7%[1]
1
The achievement of 27.5th percentile based on the TSR calculated over the last twenty days of 2023 would have resulted in zero payout under the plan, but due to the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan resulting in a payout of 16.7% for 2023 under the 2021-2023 long-term incentive plan.

As a result, our NEOs earned 34.8% of the target number of the 2021-2023 Performance Units allocable to 2023 based on our Company’s 2023 financial performance. The actual number of 2021-2023 Performance Units earned based on our 2023 performance is set forth below, which performance units vested in February 2024:
Name	2023 Target Performance Units	Attainment %	Units Earned
Jeffrey Miller	33,756	34.8%	3,913
Louis Ferraro	2,202	34.8%	766
Patrick Doran	5,005	34.8%	1,741
Christina Gabrys	528	34.8%	185
Synchronoss Technologies 37

2022-2024 Performance-Based Restricted Cash Units
In May 2022, our Compensation Committee granted 2022-2024 performance-based restricted cash units to our NEOs employed as of the grant date. Mr. Hill was terminated from position with our Company on December 31, 2023 and therefore will not be entitled to vest in any 2022-2024 performance-based restricted cash units.
The following table sets forth the 2022-2024 performance-based restricted cash units (the “2022-2024 Performance Units”) awarded to our NEOs, as adjusted for the reverse stock split effective on December 11, 2023:
Name	2022–2024 Target Performance Units	2022 Target Performance Units	2023 Target Performance Units	2024 Target Performance Units
Jeffrey Miller	92,956	30,986	30,985	30,985
Louis Ferraro	25,632	8,544	8,544	8,544
Patrick Doran	36,311	12,103	12,104	12,104
Christina Gabrys	14,525	4,841	4,842	4,842
The 2022-2024 Performance Units provide the opportunity to earn the identified performance-based restricted cash units based on the performance of our business during 2022, 2023 and 2024. Our NEOs are required to remain employed by our Company through February 2025 in order to vest in the cash units. Our Compensation Committee will determine whether to settle the vested performance-based restricted cash units in cash or shares of our Common Stock at the time they vest.
The following were the performance targets for the plan established by our Compensation Committee: 25% based on revenue, 25% based on adjusted EBITDA and 50% based on TSR.
Each of the components was separately assigned a “threshold” level, which established the minimum achievement necessary to be satisfied to receive any portion of the applicable bonus amounts, and a “maximum” level, which, if achieved or exceeded, would result in 200% of the target cash units being earned with respect to such component as described below, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s digital assets in May 2022 and the sale of the Company’s Messaging and NetworkX assets on October 31, 2023.
2022 Performance Period — One-third of the 2022-2024 Performance Units
In May 2022, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2022 portion of the 2022-2024 Performance Units, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s digital assets in May 2022:
Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Revenue	25%	$261,000,000	$272,000,000	$285,000,000
Adjusted EBITDA	25%	$36,500,000	$46,500,000	$56,500,000
TSR	50%	35th	50th	75th
As previously disclosed in the Compensation Discussion and Analysis section of our proxy statement for our 2023 annual meeting of stockholders, our NEOs did not receive any portion with respect to the revenue metric, received 116% with respect to the adjusted EBITDA metric and our TSR was in the 9th percentile, resulting in no payment for this metric. As a result, each NEO received the following payout with respect to our Company’s 2022 performance:
Corporate Component	Achievement	Plan Payout	Weighting	Payout
Revenue	$252,600,000	0%	25%	0%
Adjusted EBITDA	$48,100,000	116%	25%	29%
TSR	9th	0%	50%	0%
38 Synchronoss Technologies

As a result, our NEOs earned 29% of the target number of the 2022-2024 Performance Units allocable to 2022 based on our Company’s 2022 financial performance. The actual number of 2022-2024 Performance Units earned based on our 2022 performance is set forth below, which performance units shall vest on or about February 2025 provided the NEO remains employed by our Company through such date:
Name	2022 Target Performance Units	Attainment %	Units Earned
Jeffrey Miller	30,985	29%	8,986
Louis Ferraro	8,545	29%	2,480
Patrick Doran	12,104	29%	3,511
Christina Gabrys	4,841	29%	1,404
2023 Performance Period — One-third of the 2022-2024 Performance Units
In March 2023, our Compensation Committee approved the following threshold, target and maximum performance goals for the 2023 portion of the 2022-2024 Performance Shares, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s sale of the Company’s Messaging and NetworkX assets on October 31, 2023:
Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Revenue	25%	$226,000,000	$238,000,000	$267,000,000
Adjusted EBITDA	25%	$44,000,000	$53,000,000	$63,000,000
TSR	50%	35th	50th	75th
In 2023, using the same adjustments and calculations as described under our 2023 cash incentive compensation plan, our NEOs did not receive any portion with respect to the revenue metric and attained 54.3% with respect to the adjusted EBITDA metric, resulting in a 13.6% payout. With respect to the TSR, based on the same analysis, our TSR was in the 27.5th percentile, resulting in no payment for this metric. However, as a result of the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan, which resulted in a payout of 25% with respect to the TSR metric. As a result, each NEO received the following payout with respect to our Company’s 2023 performance:
Name	2023 Target Performance Units	Attainment %	Units Earned
Jeffrey Miller	30,985	38.6%	11,961
Louis Ferraro	8,545	38.6%	3,299
Patrick Doran	12,104	38.6%	4,673
Christina Gabrys	4,841	38.6%	1,869
2023-2025 Performance-Based Restricted Cash Units
In March 2023, our Compensation Committee granted 2023-2025 performance-based restricted cash units to our NEOs employed as of the grant date. Mr. Hill was terminated from his position with our Company on December 31, 2023 and therefore will not be entitled to vest in any 2023-2025 performance-based restricted cash units.
The following table sets forth the 2023-2025 performance-based restricted cash units (the “2023-2025 Performance Units”) awarded to our NEOs, as adjusted for the reverse stock split effective December 11, 2023:
Name	2023–2025 Target Performance Units	2023 Target Performance Units	2024 Target Performance Units	2025 Target Performance Units
Jeffrey Miller	52,856	17,619	17,619	17,618
Louis Ferraro	12,767	4,256	4,256	4,255
Patrick Doran	18,023	6,008	6,008	6,007
Christina Gabrys	7,212	2,404	2,404	2,404
Synchronoss Technologies 39

The 2023-2025 Performance Units provide the opportunity to earn the identified performance-based restricted cash units based on the performance of our business during 2023, 2024 and 2025. Our NEOs are required to remain employed by our Company through February 2026 in order to vest in the cash units. Our Compensation Committee will determine whether to settle the vested performance-based restricted cash units in cash or shares of our Common Stock at the time they vest.
The following were the performance targets for the plan established by our Compensation Committee: 25% based on revenue, 25% based on adjusted EBITDA and 50% based on TSR.
Each of the components was separately assigned a “threshold” level, which established the minimum achievement necessary to be satisfied to receive any portion of the applicable bonus amounts, and a “maximum” level, which, if achieved or exceeded, would result in 200% of the target cash units being earned with respect to such component as described below, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s Messaging and NetworkX assets on October 31, 2023.
Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Revenue	25%	$226,000,000	$238,000,000	$267,000,000
Adjusted EBITDA	25%	$44,000,000	$53,000,000	$63,000,000
TSR	50%	35th	50th	75th
2023 Performance Period — One-third of the 2023-2025 Performance Units
In 2023, using the same adjustments and calculations as described above under our 2023 cash incentive compensation plan, our NEOs did not receive any portion with respect to the revenue metric and received 54.3% with respect to the adjusted EBITDA metric. With respect to the TSR, based on the same analysis, our TSR was in the 27.5th percentile, resulting in no payment for this metric. However, as a result of the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan, which resulted in a payout of 25% with respect to the TSR metric:
Corporate Component	Achievement	Plan Payout	Weighting	Payout
Revenue	$220,000,000	0%	25%	0%
Adjusted EBITDA	$44,500,000	54.3%	25%	13.6%
TSR	27.5th	50%	50%	25%[1]
1
The achievement of 27.5th percentile based on the TSR calculated over the last twenty days of 2023 would have resulted in zero payout under the plan, but due to the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan resulting in a payout of 25% for 2023 under the 2023-2025 long-term incentive plan.

As a result, our NEOs earned 38.6% of the target number of the 2023-2025 Performance Units allocable to 2023 based on our Company’s 2023 financial performance. The actual number of 2023-2025 Performance Units earned based on our 2023 performance is set forth below, which performance units shall vest on or about February 2026 provided the NEO remains employed by our Company through such date:
Name	2023 Target Performance Units	Attainment %	Units Earned
Jeffrey Miller	17,619	38.6%	6,801
Louis Ferraro	4,256	38.6%	1,643
Patrick Doran	6,007	38.6%	2,319
Christina Gabrys	2,404	38.6%	928
40 Synchronoss Technologies

2023-2025 Performance-Based Cash Awards
In March 2023, our Compensation Committee granted 2023-2025 performance-based cash awards to our NEOs employed as of the grant date. Mr. Hill was terminated from his position with our Company on December 31, 2023 and therefore will not be entitled to vest in any 2023-2025 performance-based cash awards.
The following table sets forth the 2023-2025 performance-based cash awards (the “2023-2025 Performance Cash”) awarded to our NEOs:
Name	2023–2025 Target Performance Cash	2023 Target Performance Cash	2024 Target Performance Cash	2025 Target Performance Cash
Jeffrey Miller	$2,219,900	$739,967	$739,967	$739,966
Louis Ferraro	$536,100	$178,700	$178,700	$178,700
Patrick Doran	$756,800	$252,267	$252,267	$252,266
Christina Gabrys	$302,800	$100,934	100,933	100,933
The 2023-2025 Performance Cash provide the opportunity to earn the identified performance-based cash award based on the performance of our business during 2023, 2024 and 2025. Our NEOs are required to remain employed by our Company through February 2026 in order to vest in the cash award.
The following were the performance targets for the plan established by our Compensation Committee: 25% based on revenue, 25% based on adjusted EBITDA and 50% based on TSR.
Each of the components was separately assigned a “threshold” level, which established the minimum achievement necessary to be satisfied to receive any portion of the applicable bonus amounts, and a “maximum” level, which, if achieved or exceeded, would result in 200% of the target cash units being earned with respect to such component as described below, which threshold, target and maximum performance goals were subsequently adjusted to account for the sale of the Company’s Messaging and NetworkX assets on October 31, 2023.
Corporate Component	Weighting	Threshold 50% payout	Target 100% payout	Maximum 200% payout
Revenue	25%	$226,000,000	$238,000,000	$267,000,000
Adjusted EBITDA	25%	$44,000,000	$53,000,000	$63,000,000
TSR	50%	35th	50th	75th
2023 Performance Period — One-third of the 2023-2025 Performance Cash
In 2023, using the same adjustments and calculations as described above under our 2023 cash incentive compensation plan and our 2023-2025 Performance Units plan, our NEOs did not receive any portion with respect to the revenue metric and received 54.3% with respect to the adjusted EBITDA metric. With respect to the TSR, based on the same analysis, our TSR was in the 27.5th percentile, resulting in no payment for this metric. However, as a result of the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan, which resulted in a payout of 25% with respect to the TSR metric:
Corporate Component	Achievement	Plan Payout	Weighting	Payout
Revenue	$220,000,000	0%	25%	0%
Adjusted EBITDA	$44,500,000	54.3%	25%	13.6%
TSR	27.5th	50%	50%	25%[1]
1
The achievement of 27.5th percentile based on the TSR calculated over the last twenty days of 2023 would have resulted in zero payout under the plan, but due to the timing of the reverse stock split effective on December 11, 2023 and the actual shareholder return for the calendar year 2023, the Compensation Committee exercised its discretion to provide payout at the threshold of the plan resulting in a payout of 25% for 2023 under the 2023-2025 long-term incentive plan.

Synchronoss Technologies 41

As a result, our NEOs earned 38.6% of the target amount of the 2023-2025 Performance Cash allocable to 2023 based on our Company’s 2023 financial performance. The actual amount of 2023-2025 Performance Cash earned based on our 2023 performance is set forth below, which performance cash shall vest on or about February 2026 provided the NEO remains employed by our Company through such date:
Name	2023 Target Performance Cash	Attainment %	Units Earned
Jeffrey Miller	$739,967	38.6%	$285,628
Louis Ferraro	$178,700	38.6%	$68,979
Patrick Doran	$252,267	38.6%	$97,376
Christina Gabrys	$100,934	38.6%	$38,961
Other Benefits and Perquisites
Our NEOs are eligible to participate in all of our employee benefit plans (other than our employee stock purchase plan), such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case, on the same basis as our other employees. There were no other special benefits or perquisites provided to any NEO in 2023.
Recoupment and Related Policies
We have a comprehensive Workplace Code of Ethics and Business Conduct and ensure that our employees comply with this policy. In accordance with this policy, we investigate all reported instances of questionable or unethical behavior, and where improper behavior is found to have occurred, we take appropriate remedial action up to and including termination. If the results of an investigation establish that one of our employees, officers or directors has committed fraud or engaged in some other improper act that has the result of causing our financial statements for any period to be restated or that otherwise adversely affects those financial statements, our Board has discretion to take immediate and appropriate disciplinary action against the individual, including but not limited to termination. In addition, our Board has discretion to pursue whatever legal remedies are available to prosecute the individual to the fullest extent of the law and to claw back or recoup any amounts he or she inappropriately received as a result of the improper action or inaction, including but not limited to any annual or long-term incentives that he or she received but would not have received had such act not be taken. We adopted a general compensation recovery, or clawback, policy covering our annual and long-term incentive award plans and arrangements consistent with the requirements of the Exchange Act Rule 10D-1 on November 30, 2023.
Executive Officer Stock Ownership Guidelines
We have instituted stock ownership guidelines for our executive officers with the purpose of ensuring they maintain a meaningful equity stake in our Company to further align their interests with those of our stockholders. Each executive officer who is also subject to Section 16 of the Exchange Act or who directly reports to our CEO (which includes all of our NEOs) is required to own, as of the later of January 1, 2023 or five years from the date on which the individual first began reporting to our CEO or first became a Section 16 officer, a number of vested shares of our Common Stock having a value at least equal to (a) in the case of our CEO, five times his then current base salary; (b) for any direct report of our CEO, three times that individual’s then current base salary, and (c) for other executive officers subject to this policy, one and one-half times the individual’s then current base salary.
If an executive officer is not compliant at the end of his or her phase-in period, our Compensation Committee may reduce future equity grants to that individual until he or she becomes compliant. Based on shareholdings and the price of our Common Stock on December 31, 2023, Mr. Doran has fallen below his applicable minimum holding requirement and Messrs. Ferraro and Miller and Ms. Gabrys are still within the five-year period from becoming executive officers and, therefore, have not had an opportunity to acquire the necessary amount of our Common Stock as of December 31, 2023.
Tax Matters
For federal income taxes, compensation is an expense that is fully tax deductible for almost all of our U.S. employees. As a result of changes made by the 2017 Tax Cuts and Jobs Act, compensation in excess of $1 million paid to anyone who serves as the Chief Executive Officer, Chief Financial Officer or who is among the three most highly compensated executive officers for any year beginning
42 Synchronoss Technologies

after December 31, 2016 generally is not deductible. The only exception is for compensation that is paid pursuant to a binding contract in effect on November 2, 2017, that would have otherwise been deductible under the prior Section 162(m) rules, of which the Company has none. Our Compensation Committee considers tax and accounting implications in determining all elements of our compensation plans, programs and arrangements.
Management Changes
Mr. Hill was terminated from his position as Chief Commercial Officer effective December 31, 2023. In connection with his termination, Mr. Hill entered into a Transition and Separation Agreement with our Company, consistent with the terms of his employment agreement. The Transition and Separation Agreement includes a general release of claims in favor of our Company, and provides for the following payments to Mr. Hill: (i) severance payment in the amount of $910,394 (less applicable withholdings and deductions) paid in 36 equal bi-monthly payments, (ii) the 2023 Company 401(k) match, which was paid when similarly situated employees received their 401(k) match and (iii) lump sum 2023 bonus payment in the amount approved by the Compensation Committee based on the attainment of the targets in the 2023 executive bonus plan (less applicable withholdings and deductions) paid when similarly situated executives receive their 2023 bonus. Mr. Hill entered into a Consulting Agreement with the Company effective January 1, 2024 (the “Consulting Agreement”) under which he provides services to our Company from time to time through June 30, 2024, unless earlier terminated by the parties. Under the Consulting Agreement, if Mr. Hill achieves execution of the Committed Extension (as defined in the Consulting Agreement) on or before April 30, 2024, he shall receive payment in the form of the vesting of certain time-based RSAs granted to him when he was an employee of the Company and if he achieves execution of the Committed Extension after April 30, 2024 but before June 30, 2024, he will receive payment in the form of cash equal to the number of shares that would have vested in April 2024 had they continued to vest multiplied by the closing stock price on the day the Committed Extension is executed.
Compensation Committee Report(1)
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:
Mohan S. Gyani, Chair
Kristin S. Rinne
Martin F. Bernstein
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Synchronoss Technologies 43

Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by, or paid to our NEOs for the years indicated:
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(8)	Non-Equity Incentive Plan Compensation ($)(9)	All Other Compensation ($)	Total ($)
Jeffrey Miller President and Chief Executive Officer	2023	505,000		899,080(3)	-0-	465,028(12)	7,000(10)	1,876,108
	2022	500,000		1,413,856	485,229	350,000	7,000(10)	2,756,085
	2021	500,000		3,293,156	603,768	244,000	7,000(10)	4,647,924
Louis Ferraro Chief Financial Officer	2023	378,750		217,166(4)	-0-	163,164(13)	7,000(10)	766,080
	2022	345,833		439,582	146,527	142,917	7,000(10)	1,081,860
	2021	321,250		262,215	87,480	74,466	7,000(10)	752,411
Patrick Doran Chief Technology Officer	2023	388,750		306,572(5)	-0-	214,676(14)	7,000(10)	916,998
	2022	379,890		583,333	194,445	188,650	7,000(10)	1,353,318
	2021	362,771		932,433	121,892	124,533	7,000(10)	1,548,629
Christina Gabrys Chief Legal Officer	2023	300,000	100,000(11)	122,677(6)	-0-	107,271(15)	7,000(10)	636,948
	2022	281,250		233,333	77,777	101,250	7,000(10)	700,610
Christopher Hill Former Chief Commercial Officer	2023	385,000		255,542(7)	-0-	213,975(16)	7,000(10)	861,517
	2022	385,000		583,333	194,445	269,500	7,000(10)	1,439,278
	2021	358,750		534,893	106,776	174,358	7,000(10)	1,181,777
(1)
The amounts set forth in this column represent the subjective individual component portion of our annual cash incentive bonus awards paid to the NEOs in 2023. See “Compensation Discussion and Analysis” above for further discussion of the subjective individual component.

(2)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the performance-based restricted cash units (with the grant date fair value determined using the probable outcome of the performance conditions), the performance-based cash awards, and the time-based restricted stock awards granted to our NEOs. See “Compensation Discussion and Analysis” above for further discussion of these share awards. See Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of our assumptions in estimating the fair value of our share awards. Our executive officers will not realize any value for the performance-based restricted cash units if settled in shares or the time-based restricted stock awards until sold.

(3)
Mr. Miller was granted performance-based restricted cash units as 2023-2025 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $903,838.

(4)
Mr. Ferraro was granted performance-based restricted cash units as 2023-2025 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $218,316.

(5)
Mr. Doran was granted performance-based restricted cash units as 2022-2024 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $308,193. Ms. Gabrys was granted performance-based restricted cash units as 2023-2025 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $123,325.

(6)
Ms. Gabrys was granted performance-based restricted cash units as 2023-2025 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $123,325.

(7)
Mr. Hill was granted performance-based restricted cash units as 2023-2025 Performance Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The grant date value of the performance-based restricted cash units assuming the highest level of performance conditions is achieved was $256,893. Because Mr. Hill’s employment was terminated effective December 31, 2023, prior to February 2024, he will not be entitled to any 2021-2023, 2022-2024 or 2023-2025 performance based restricted cash units.

44 Synchronoss Technologies

(8)
The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our NEOs. See Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our NEOs will not realize any value with respect to these awards until these awards are exercised or sold.

(9)
The amounts under this column include amounts earned based on our Company’s annual cash incentive bonus compensation plan and the Performance-Based Cash Awards described under “Compensation Discussion and Analysis” above.

(10)	Reflects amounts paid for 401(k) Company match.
(11)
On May 3, 2021, the Company granted Ms. Gabrys a one-time special retention cash bonus based on her being continuously employed by the Company until May 3, 2023. The retention award was paid on July 8, 2023.

(12)
The amounts in this column reflect the amount earned under the 2023 Executive Bonus Plan in the amount of $179,400 and the Performance Cash Awards earned under the 2023-2025 Performance-Based Cash Awards Plan for the performance year 2023 in the amount of $285,628. The Performance Cash Awards will not be paid out until the Compensation Committee determines the final achievement under the plan for 2025 on or about February 28, 2026, assuming Mr. Miller’s continued employment with the Company through that date, as described under “Compensation Discussion and Analysis” above.

(13)
The amounts in this column reflect the amount earned under the 2023 Executive Bonus Plan in the amount of $94,185 and the Performance Cash Awards earned under the 2023-2025 Performance-Based Cash Awards Plan for the performance year 2023 in the amount of $68,979. The Performance Cash Awards will not be paid out until the Compensation Committee determines the final achievement under the plan for 2025 on or about February 28, 2026, assuming Mr. Ferraro’s continued employment with the Company through that date, as described under “Compensation Discussion and Analysis” above.

(14)
The amounts in this column reflect the amount earned under the 2023 Executive Bonus Plan in the amount of $117,300 and the Performance Cash Awards earned under the 2023-2025 Performance-Based Cash Awards Plan for the performance year 2023 in the amount of $97,376. The Performance Cash Awards will not be paid out until the Compensation Committee determines the final achievement under the plan for 2025 on or about February 28, 2026, assuming Mr. Doran’s continued employment with the Company through that date, as described under “Compensation Discussion and Analysis” above.

(15)
The amounts in this column reflect the amount earned under the 2023 Executive Bonus Plan in the amount of $68,310 and the Performance Cash Awards earned under the 2023-2025 Performance-Based Cash Awards Plan for the performance year 2023 in the amount of $38,961. The Performance Cash Awards will not be paid out until the Compensation Committee determines the final achievement under the plan for 2025 on or about February 28, 2026, assuming Ms. Gabrys’ continued employment with the Company through that date, as described under “Compensation Discussion and Analysis” above.

(16)
The amounts in this column reflect the amount earned under the 2023 Executive Bonus Plan in the amount of $132,825 and the Performance Cash Awards earned under the 2023-2025 Performance-Based Cash Awards Plan for the performance year 2023 in the amount of $81,150. Mr. Hill’s employment with the company terminated effective December 31, 2023 and as such all performance-based awards have been canceled.

Synchronoss Technologies 45

Grants of Plan Based Awards
The following table sets forth each plan-based award granted to our NEOs during the year ended December 31, 2023. The FASB ASC Topic No. 718 value of these awards is also reflected in the Stock Awards column of the Summary Compensation Table above:
Name(s)	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Number of Shares of Stock or Units (#)	Awards Securities Underlying Options (#))	Exercise or Base Price of Option Awards ($/Sh)	Value of Stock and Option Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeffrey Miller		52,000	520,000	910,000	6,607	52,856	105,712
	3/28/2023	277,488	2,219,900	4,439,800				52,856	-0-		451,919
Louis Ferraro		27,300	273,000	477,750	1,596	12,767	25,534
	3/28/2023	67,012	536,100	1,072,200				12,767	-0-		109,158
Chris Hill(4)		38,500	385,000	673,750	1,878	15,023	30,046
	3/28/2023	78,838	630,700	1,261,400				15,023	-0-		128,447
Patrick Doran		34,000	340,000	595,000	2,253	18,023	36,046
	3/28/2023	94,600	756,800	1,513,600				18,023	-0-		154,096
Christina Gabrys		19,800	198,000	346,500	902	7,212	14,424
	3/28/2023	37,850	302,800	605.600				7,212	-0-		61,663
(1)
Each of our NEOs was granted a non-equity incentive plan award pursuant to our 2023 annual cash incentive bonus compensation plan and pursuant to our 2023-2025 Performance-Based Cash Award Plan. The amounts shown in the “Threshold” column reflect the cash payment that would have been awarded under our 2023 annual cash incentive bonus plan and under the 2023-2025 Performance Cash Plan if we had achieved the threshold payout level for a single corporate objective with the lowest weight. The amounts shown in the “Target” column reflect the target payment level under our 2023 annual cash incentive bonus plan and under the 2023-2025 Performance Cash Plan if we had achieved all of the objectives previously approved by our Compensation Committee at target levels. The amounts shown in the “Maximum” column reflect the maximum payouts under our 2023 annual cash incentive bonus compensation plan and the 2023-2025 Performance Cash Plan if we had achieved all of the objectives previously approved by our Compensation Committee at or above the maximum level. The corporate and business components of our 2023 annual cash incentive bonus compensation plan and 2023-2025 Performance Cash Plan are discussed in greater detail in “Compensation Discussion and Analysis” above. The actual amounts paid to each NEO are shown in the Summary Compensation Table above.

(2)
Reflects 2023-2025 Performance-Based Restricted Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The amounts shown in the “Threshold” column reflect the 2023-2025 Performance Cash Units that will be earned if certain minimum financial goals are achieved. The amounts shown in the “Target” column reflect the number of 2023-2025 Performance-Based Restricted Cash Units that will be earned if all of the 2023-2025 financial goals are achieved at target levels. The amounts shown in the “Maximum” column reflect the maximum number of 2023-2025 Performance-Based Restricted Cash Units that can be earned if all of the 2023-2025 financial goals are achieved at or above maximum levels. All amounts have been adjusted for the reverse stock split effective December 11, 2023.

(3)
The amount in this column reflects the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of stock awards granted to our NEOs. See Note 16 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of our assumptions in estimating the fair value of our stock and option awards. All amounts have been adjusted for the reverse stock split effective December 11, 2023.

(4)
Mr. Hill’s employment was terminated effective December 31, 2023 and therefore his 2023 performance-based restricted cash units and performance-based cash awards have been cancelled and all of his unvested equity awards have been cancelled, except as otherwise set forth herein.

46 Synchronoss Technologies

Description of Awards Granted in 2023
•
Jeffrey Miller:
On March 28, 2023, we granted Mr. Miller (i) a restricted stock award of 52,856 shares (as adjusted for the reverse stock split effective December 11, 2023), (ii) a target award of $2,219,900 Performance-Based Cash Award and (iii) a target award of 52,856 2023-2025 Performance-Based Restricted Cash Units (as adjusted for the reverse stock split effective on December 11, 2023). The Performance Cash Awards and the Performance Units are earned based on our Company’s achievement of performance metrics to be established by the Compensation Committee during fiscal year 2023, 2024 and 2025 as discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

•
Louis Ferraro, Jr.:
On March 28, 2023, we granted Mr. Ferraro (i) a restricted stock award of 12,767 shares (as adjusted for the reverse stock split effective December 11, 2023), (ii) a target award of $536,100 Performance-Based Cash Award and (iii) a target award of 12,767 2023-2025 Performance-Based Restricted Cash Units (as adjusted for the reverse stock split effective on December 11, 2023). The Performance Cash Awards and the Performance Units are earned based on our Company’s achievement of performance metrics to be established by the Compensation Committee during fiscal year 2023, 2024 and 2025 as discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

•
Christopher Hill:
On March 28, 2023, we granted Mr. Hill (i) a restricted stock award of 15,023 shares (as adjusted for the reverse stock split effective December 11, 2023), (ii) a target award of $630,700 Performance-Based Cash Award and (iii) a target award of 15,023 2023-2025 Performance-Based Restricted Cash Units (as adjusted for the reverse stock split effective on December 11, 2023). The Performance Cash Awards and the Performance Units are earned based on our Company’s achievement of performance metrics to be established by the Compensation Committee during fiscal year 2023, 2024 and 2025 as discussed in the Compensation Discussion and Analysis section in this Proxy Statement. Because Mr. Hill’s employment with the Company was terminated effective December 31, 2023 all Performance Cash Awards, Performance Units and all unvested equity awards have been cancelled, except as otherwise set forth in this Proxy Statement.

•
Patrick Doran:
On March 28, 2023, we granted Mr. Doran (i) a restricted stock award of 18,023 shares (as adjusted for the reverse stock split effective December 11, 2023), (ii) a target award of $756,800 Performance-Based Cash Award and (iii) a target award of 18,023 2023-2025 Performance-Based Restricted Cash Units (as adjusted for the reverse stock split effective on December 11, 2023). The Performance Cash Awards and the Performance Units are earned based on our Company’s achievement of performance metrics to be established by the Compensation Committee during fiscal year 2023, 2024 and 2025 as discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

•
Christina Gabrys
On March 28, 2023, we granted Ms. Gabrys (i) a restricted stock award of 7,212 shares (as adjusted for the reverse stock split effective December 11, 2023), (ii) a target award of $302,800 Performance-Based Cash Award and (iii) a target award of 7,212 2023-2025 Performance-Based Restricted Cash Units (as adjusted for the reverse stock split effective on December 11, 2023). The Performance Cash Awards and the Performance Units are earned based on our Company’s achievement of performance metrics to be established by the Compensation Committee during fiscal year 2023, 2024 and 2025 as discussed in the Compensation Discussion and Analysis section in this Proxy Statement.

Synchronoss Technologies 47

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding each unexercised option and all unvested stock held by each of our NEOs as of December 31, 2023:
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)
Jeffrey Miller	15,493(2)	30,985(2)	10.44	7/12/2029

					30,986(3)	192,423
							50,634(4)	314,437
							14,361(5)	89,182
							51,932(6)	322,498
							42,038(7)	261,056
Louis Ferraro	2,421(8)	4,842(8)	10.71	7/8/2029
	926(9)	1,852(9)	14.85	8/9/2029
	926(10)	1,852(10)	9.90	11/2/2029
					4,842(11)	30,069
					1,852(12)	11,501
					1,852(13)	11,501
					12,767(14)	79,283
							2,811(5)	17,456
							14,322(6)	88.940
							10,154(7)	63,056
Christopher Hill(15)	1,167(16)	389(16)	30.87	7/1/2027

	2,470(17)	1,234(17)	20.25	10/18/2028
	6,052(8)	12,104(8)	10.71	7/8/2029
					1,235(18)	7,669
					6,052(11)	37,583
					15,023(14)	93,293
							6,476(5)	40,216
							20,286(6)	125,976
							11,948(7)	74,197
Patrick Doran	6,052(8)	12,104(8)	10.71	7/8/2029

					12,104(11)	75,166
					18,023(14)	111,923
							6,389(5)	39,676
							20,286(6)	125,976
							14,334(7)	89,014
Christina Gabrys	372(19)	184(19)	26.82	8/02/2028
	2,421(8)	4,842(8)	10.71	7/8/2029

					186(20)	1,155
					4,842(11)	30,069
					7,212(14)	44,787
							676(5)	4,198
							8,114(6)	50,388
							5,736(7)	35,621
(1)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock on December 29, 2023, which was the last trading day of 2023, which was $6.21 per share. The actual value (if any) to be realized by the NEO depends on whether the shares vest and the future performance of our Common Stock. Each of the options and restricted stock awards automatically vest if we are acquired and the NEO is either involuntarily terminated or voluntarily resigns for good reason under certain circumstances following our change of control, as discussed in more detail below under “Employment Agreements.”

(2)
The option vests over three years from the vesting start date of July 12, 2022, with one-third vested on each of July 12, 2023, April 30, 2024, and April 30, 2025, provided the NEO has continuous service with the Company through such vesting dates. As a result, the option will be fully exercisable on July 12, 2025.

(3)
Reflects restricted stock awards granted on July 12, 2022. One-third of the shares vested on each of July 12, 2023, April 30, 2024, and April 30, 2025, provided the NEO has continuous service with the Company through such date.

48 Synchronoss Technologies

(4)
Reflects target number of Performance-Based Restricted Cash Units granted on March 8, 2021 upon Mr. Miller being appointed CEO. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2021, 2022, and 2023. The actual number of cash units earned could range from 0 to two times the amount and will be determined in March of the following year for each fiscal year. These cash units will become fully vested when the actual number of cash units is determined for the fiscal year 2023 provided the NEO is employed on such date.

(5)
Reflects target number of 2021-2023 Performance-Based Restricted Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2021, 2022, and 2023. The actual number of cash units earned could range from 0 to two times the amount and will be determined in March of the following year for each fiscal year. These cash units will become fully vested when the actual number of cash units is determined for the fiscal year 2023 provided the NEO is employed on such date.

(6)
Reflects target number of 2022-2024 Performance-Based Restricted Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2022, 2023, and 2024. The actual number of cash units earned could range from 0 to two times the amount and will be determined in March of the following year for each fiscal year. These cash units will become fully vested when the actual number of cash units is determined for the fiscal year 2024 provided the NEO is employed on such date.

(7)
Reflects target number of 2023-2025 Performance-Based Restricted Cash Units as described in greater detail in “Compensation Discussion and Analysis” above. The amount shown reflects the target award if all of the associated target performance metrics were achieved for each of the three years of 2023, 2024, and 2025. The actual number of cash units earned could range from 0 to two times the amount and will be determined in March of the following year for each fiscal year. These cash units will become fully vested when the actual number of cash units is determined for the fiscal year 2025 provided the NEO is employed on such date.

(8)
The option vests over three years from the vesting start date of July 8, 2022, with one-third vested on each of July 8, 2023, April 26, 2024, and April 26, 2025, provided the NEO has continuous service with the Company through such vesting dates. As a result, the option will be fully exercisable on April 26, 2025.

(9)
The option vests over three years from the vesting start date of August 9, 2022, with one-third vested on each of August 9, 2023, August 9, 2024, and August 9, 2025, provided the NEO has continuous service with the Company through such vesting dates. As a result, the option will be fully exercisable on August 9, 2025.

(10)
The option vests over three years from the vesting start date of November 2, 2022, with one-third vested on each of November 2, 2023, November 2, 2024, and November 2, 2025, provided the NEO has continuous service with the Company through such vesting dates. As a result, the option will be fully exercisable on November 2, 2025.

(11)
Reflects restricted stock awards granted on July 8, 2022. One-third of the shares vested on each of July 8, 2023, April 26, 2024, and April 26, 2025, provided the NEO has continuous service with the Company through such date. As a result, the restricted stock awards will be fully vested on April 26, 2025.

(12)
Reflects restricted stock awards granted on August 9, 2022. One-third of the restricted stock awards vested on each of August 9, 2023, August 9, 2024, and August 9, 2025, provided the NEO has continuous service with the Company through such date. As a result, the restricted stock awards will be fully vested on August 9, 2025.

(13)
Reflects restricted stock awards granted on November 2, 2022. One-third of the restricted stock awards vested on each of November 2, 2023, November 2, 2024, and November 2, 2025, provided the NEO has continuous service with the Company through such date. As a result, the restricted stock awards will be fully vested on November 2, 2025.

(14)
Reflects restricted stock awards granted on March 28, 2023. One-third of the shares vested on each of April 17, 2024, April 17, 2025, and April 17, 2026, provided the NEO has continuous service with the Company through such date.

(15)
Mr. Hill’s employment with the Company was terminated effective December 31, 2024 and he will not continue to vest in any outstanding equity awards other than as set forth in his Consulting Agreement as described herein.

(16)
The option vests over four years from the vesting start date of July 1, 2020, with one-fourth of the shares vesting on each of July 1, 2021, July 1, 2022, July 1, 2023, and July 1, 2024, provided the NEO has continuous service with the Company through such dates. As a result, the option will be fully exercisable on July 1, 2024.

(17)
The option vests over three years from the vesting start date of October 18, 2021, with one-third vesting on each of October 18, 2022, October 18, 2023, and October 18, 2024, provided the NEO has continuous service with the Company through such dates. As a result, the option will be fully exercisable on October 18, 2024.

(18)
Reflects restricted stock awards granted on October 18, 2021. One-third of the restricted stock awards vests on each of October 18, 2022, October 18, 2023, and October 18, 2024, provided the NEO has continuous service with the Company through such dates. As a result, the restricted stock awards will be fully vested on October 18, 2024.

(19)
The option vests over three years from the vesting start date of August 2, 2021, with one-third vested on August 2, 2022 and one-third will vest on each of April 9, 2023 and April 9 2024. As a result, the option was fully exercisable on April 9, 2024.

(20)
Reflects restricted stock awards granted on August 2, 2021. One-third of the restricted stock awards vests on each of August 2, 2022, April 9, 2023, and April 9, 2024, provided the NEO has continuous service with the Company through such dates. As a result, the restricted stock awards was fully vested on April 9, 2024.

Synchronoss Technologies 49

Option Exercises and Stock Vested
The following table shows the number of shares acquired upon exercise of options by each NEO during the year ended December 31, 2023, and the shares of restricted stock held by each NEO that vested during the year ended December 31, 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jeffrey Miller	-0-	-0-	21,119	170,305
Louis Ferraro	-0-	-0-	5,375	41,576
Christopher Hill2	-0-	-0-	6,691	67,497
Patrick Doran	-0-	-0-	6,891	71,826
Christina Gabrys	-0-	-0-	1,927	23,162
(1)
For option awards, value realized on exercise is based on the fair market value of our Common Stock on the exercise date less the exercise price. For stock awards, value realized on vesting is based on the fair market value of our Common Stock on the vesting date. In neither case do the amounts set forth above necessarily reflect proceeds actually received by the NEO. Our NEOs will only realize value on these awards when the underlying shares are sold, which value may differ from the value shown in the table above as it is dependent on the price at which such shares of Common Stock are actually sold.

(2)	Mr. Hill’s employment with the Company was terminated effective December 31, 2023.
Employment Agreements
Chief Executive Officer
Mr. Miller entered into an employment agreement with the Company in March 2021. Pursuant to his employment agreement, Mr. Miller will be eligible to receive severance benefits if he is subject to an involuntary termination, contingent on him signing and not revoking a general release of all claims against the Company. The employment agreement provides that if prior to the 120 days before, or after 24 months following, the occurrence of a “change in control” (as defined in the employment agreement), Mr. Miller is subject to an “involuntary termination” (as defined in the employment agreement), he shall be eligible to receive a lump-sum severance payment equal to (i) two times the sum of his base salary in effect at the time of termination plus his average bonus received in the immediately preceding two years plus (ii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Miller and his eligible dependents with respect to the Company’s group health insurance plans in which Mr. Miller and his eligible dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Miller receives from the Company under any applicable federal or state statute.
The employment agreement also provides that if an involuntary termination occurs within 120 days prior to, or 24 months following, a change in control, Mr. Miller shall be eligible to receive a lump sum severance payment equal to (i) 2.99 times his base salary in effect at the time, (ii) two times his average bonus received in the immediately preceding two years, plus (iii) an amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Miller and his eligible dependents with respect to the Company’s group health insurance plans in which Mr. Miller and his eligible dependents were participants as of the date of termination. In addition, unless otherwise set forth in the applicable grant agreement, his outstanding stock options, restricted stock awards, and other equity awards granted by the Company shall accelerate and be fully vested (other than performance-related restricted stock awards that are tied to performance after the change of control). The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that Mr. Miller receives from the Company under any applicable federal or state statute.
In the event of Mr. Miller’s death, Mr. Miller’s estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, restricted stock awards (other than performance-related restricted stock awards), and other time-based equity awards granted by the Company and held by Mr. Miller at the time of his death shall accelerate and be fully vested.
If Mr. Miller’s employment terminates due to “permanent disability” (as defined in his employment agreement), Mr. Miller will be entitled to receive (i) an amount equal to his target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably
50 Synchronoss Technologies

ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of Mr. Miller and his eligible dependents with respect to the Company’s group health insurance plans in which Mr. Miller and his eligible dependents were participants as of the date of termination. In addition, (i) all stock options, restricted stock awards (other than performance-related restricted stock awards) and other time-based equity awards granted by the Company and held by Mr. Miller shall accelerate and be fully vested as of the date of Mr. Miller’s termination.
Other Named Executive Officers
Each of Messrs. Ferraro and Doran and Ms. Gabrys are and, prior to the termination of his employment on December 31, 2023, Mr. Hill was an eligible participants of our Tier One Employment Plan (collectively referred to as the “Employment Arrangements”). Under the Employment Arrangements, each NEO will be eligible to receive severance benefits if he or she is subject to an involuntary termination, contingent on him or her signing and not revoking a general release of all claims against the Company.
The Employment Arrangements provide that if an NEO is subject to an “involuntary termination” (as defined in the employment agreement) absent a “change in control” (as defined in the employment agreement), he or she shall be eligible to receive a lump-sum severance payment equal to (i) one and one-half times the sum of his or her base salary in effect at the time of termination and one and a half times his or her average bonus received in the immediately preceding two years, plus (ii) an amount equal to 12 times the monthly amount the Company was paying on behalf of the NEO and their eligible dependents with respect to the Company’s group health insurance plans in which their dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute.
The Employment Arrangements also provide that if an involuntary termination occurs within the 120 days prior to or 24 months following a change in control, the NEO shall be eligible to receive a lump sum severance payment equal to (i) two times his or her base salary in effect at the time and two times his or her average bonus received in the immediately preceding two years, plus (ii) an amount equal to 18 times the monthly amount the Company was paying on behalf of the NEO and their eligible dependents with respect to the Company’s group health insurance plans in which their dependents were participants as of the date of termination. The amount of these severance benefits shall be reduced by the amount of severance pay or pay in lieu of notice that the NEO receives from the Company under any applicable federal or state statute. In addition, unless otherwise set forth in an applicable grant agreement, all stock options, restricted stock awards (other than performance related restricted stock awards tied to performance after the change in control), and other time-based equity awards granted by the Company and held by the NEO shall accelerate and be fully vested.
In the event of an NEO’s death, his or her estate will receive an amount equal to his or her target cash incentive bonus for the fiscal year in which such termination occurs (or, if greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year). In addition, all stock options, restricted stock awards (other than performance-related restricted stock awards), and other time-based equity awards granted by the Company and held by the NEO at the time of his or her death shall accelerate and be fully vested. If an NEO’s employment terminates due to “permanent disability” (as defined in the Employment Arrangements), he or she will be entitled to receive (i) an amount equal to his or her target cash incentive bonus for the fiscal year in which such termination occurs (or, if reasonably ascertainable and greater, the bonus amount determined based on the applicable factors and actual performance for such fiscal year), prorated based on the number of days of employment completed during that fiscal year, plus (ii) a lump sum amount equal to 24 times the monthly amount the Company was paying on behalf of the NEO and his or her eligible dependents with respect to the Company’s group health insurance plans in which the NEO and his or her eligible dependents were participants as of the date of termination. In addition, all stock options, restricted stock awards (other than performance-related restricted stock awards), and other time-based equity awards granted by the Company and held by the NEO at the time of his or her permanent disability shall accelerate and be fully vested.
Mr. Hill’s employment as our Executive Vice President, Chief Commercial Officer, terminated on December 31, 2023. In accordance with his executive employment plan dated April 30, 2021 between the Company and Mr. Hill, following Mr. Hill’s execution of a general release of claims and compliance with certain restrictive covenants, Mr. Hill will be entitled to severance benefits specified therein. In connection with his departure, on December 19, 2023 Mr. Hill entered into a consulting agreement with the Company effective as of January 1, 2024 (the “Effective Date”), under which he will provide certain sales and sales realization services for a period of not to exceed six (6) months after the Effective Date (the “Consulting Agreement”). Mr. Hill’s compensation for services under the Consulting Agreement shall be contingent upon the achievement of certain specified objectives on or prior to June 30, 2024. In the event the objectives are achieved on or prior to April 30, 2024, Mr. Hill’s sole compensation shall consist of vesting of an aggregate of 12,362 shares of the Company’s common stock underlying restricted stock awards (“RSAs”) that were previously granted to Mr. Hill and were scheduled to vest in April 2024 (the “Eligible Stock”). In the event the objectives are achieved after April 30, 2024 but on or
Synchronoss Technologies 51

prior to June 30, 2024, Mr. Hill’s sole compensation shall consist of a cash payment equal to the number of shares of Eligible Stock multiplied by the per share closing price of the Company’s common stock on the day the objectives are achieved. The Consulting Agreement further provides that, other than the Eligible Stock, any performance-based RSAs, cash or cash units and any performance-based RSAs, cash or cash units previously issued or granted to Mr. Hill, will terminate in connection with his departure. See “Estimated Payments and Benefits” below for the payments and benefits to which Mr. Hill was entitled as a result of his termination of employment on December 31, 2023.
52 Synchronoss Technologies

Estimated Payments and Benefits
The table below reflects the potential payments and benefits to which Messrs. Miller, Ferraro, Doran and Ms. Gabrys would be entitled pursuant to their respective employment agreements if such executive officer’s employment was terminated effective as of December 31, 2023. There are no agreements, arrangements, or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than the employment agreements and executive employment plan.
Name	Benefit	Voluntary Resignation/ Termination for Cause ($)	Involuntary Termination Prior to the 120 days before, or More Than 24 Months after, a Change in Control ($)	Termination Due to Death or Disability ($)	Involuntary Termination In the 120 days prior to or within 24 Months After a Change in Control ($)
Jeffrey Miller	Severance(1)	0	1,569,400	520,000	2,084,200
	Option Acceleration(2)	0	0	0	0
	Restricted Stock Acceleration(3)	0	0	555,596	555,596
	Benefit Continuation(4)	0	31,872	31,872	31,872
	Total Value	0	1,602,272	1,107,468	2,671,668
Louis Ferraro	Severance(1)	0	762,827	273,000	1,017,102
	Option Acceleration(2)	0	0	0	0
	Restricted Stock Acceleration(3)	0	0	139,197	139,197
	Benefit Continuation(5)	0	26,460	52,920	39,690
	Total Value	0	789,287	465,117	1,195,989
Patrick Doran	Severance(1)	0	829,463	340,000	1,105,950
	Option Acceleration(2)	0	0	0	0
	Restricted Stock Acceleration(3)	0	0	202,632	202,632
	Benefit Continuation(5)	0	28,092	56,184	42,138
	Total Value	0	857,555	598,816	1,328,220
Christina Gabrys	Severance(1)	0	622,170	198,000	829,560
	Option Acceleration(2)	0	0	0	0
	Restricted Stock Acceleration(3)	0	0	76,992	76,992
	Benefit Continuation(5)	0	0	0	0
	Total Value	0	622,170	274,992	906,552
(1)
For purposes of valuing cash severance payments in the table above, we used each NEO’s base salary as of December 31, 2023. For purposes of calculating cash severance payments in the table above in the event of an involuntary termination (whether prior to, within 24 months following, or more than 24 months following, a change in control), we used each NEO’s average annual bonuses for 2022 and 2023 and, for purposes of calculating cash severance payments in the table above in the event of a termination due to permanent disability, we used the NEO’s target bonus as of December 31, 2023.

(2)
The value of option acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2023. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the excess of the closing price of our Common Stock on December 29, 2023, the last trading day of the year, over the exercise price of the option.

(3)
The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the triggering event occurred on December 31, 2023. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of our Common Stock on December 29, 2023, the last trading day of the year, which was $6.21 per share.

(4)
Amounts reflect 24x the current monthly costs to us of the individual’s health and welfare benefits per year for Involuntary Termination without change in control; 24x the current costs to us of the individual’s health and welfare benefits per year for Death and Disability; 24x the current costs to us of the individual’s health and welfare benefits per year for Termination due to change in control.

(5)
Amounts reflect 12x the current monthly costs to us of the individual’s health and welfare benefits per year for Involuntary Termination without change in control; 24x the current costs to us of the individual’s health and welfare benefits per year for Death and Disability; 18x the current costs to us of the individual’s health and welfare benefits per year for Termination due to change in control.

Synchronoss Technologies 53

The following table describes the actual payment and benefits provided to Mr. Hill upon the termination of his employment with our Company effective December 31, 2023 pursuant to his employment agreement and Transition and Separation Agreement.
Name	Benefit	Payments ($)
Christopher Hill	Severance	$910,394
	Option Acceleration	None
	Restricted Stock Acceleration	None
	Benefit Continuation	None
	Total Value	$910,394
Pay Ratio Disclosure
As required by the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Jeffrey Miller our Chief Executive Officer (CEO):
For our fiscal year ended December 31, 2023:
•	The median of the annual total compensation of all employees (other than our CEO) was $37,007; and
•	The annual total compensation of our CEO, as reported in the 2023 Summary Compensation Table included elsewhere in this Proxy Statement, was $1,876,108.
Based on this information the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees was 51 to 1.
The above ratio is appropriately viewed as an estimate. To identify the median of the annual compensation of our employees, we reviewed the current base salary and the bonus and long-term incentive compensation targets of our U.S. and non-U.S. employees as of December 31, 2023. Out of our approximately 1,213 employees, approximately 726 of our employees are located in India. Once we identified our “median employee,” using the methodology described above, we determined that employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for purposes of calculating the required pay ratio.
54 Synchronoss Technologies

Pay Versus Performance
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance for each of the last four completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have in prior years been reported in the Summary Compensation Table, as the SEC’s valuation methods for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our Principal Executive Officer (our “PEO”), compensation is reported as an average.
Year	Summary Compensation Table Total for First PEO[1] $	Summary Compensation Table Total for Second PEO[2] $	Compensation Actually Paid to First PEO[3,4] $	Compensation Actually Paid to Second PEO[3,4] $	Average Summary Compensation Table Total for Non-PEO NEOs[5]	Average Compensation Actually Paid to Non-PEO NEOs[4,6]	Value of Initial Fixed $100 Investment Based on:		Net Income ($m)	Operating Income[9] ($m)
							Total Shareholder Return[7]	Peer Group Total Shareholder Return[8]
2023	1,876,108	n/a	3,083,332	n/a	795,386	1,167,187	15	221	-54.6	31.4
2022	2,756,085	n/a	-17,242,931	n/a	1,143,767	-7,068,589	13	133	-7.7	1.3
2021	4,647,924	n/a	-1,006,157	n/a	1,492,555	1,635,495	51	207	-23.1	-19.0
2020	1,415,614	4,572,180	719,085	-51,556,202	1,414,545	-2,728,264	99	150	-10.4	-48.1
(1)
Jeffrey Miller has served as our PEO since September 2020. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Miller in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(2)
Glenn Lurie served as our PEO from November 2017 to September 2020. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Lurie in the “Total” column of the Summary Compensation Table in fiscal year 2020.

(3)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid to our PEO during fiscal year 2023, which consisted solely of adjustments to the PEO’s equity awards:

2023
Fiscal Year	PEO
Summary Compensation Table Total	1,876,108
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(899,080)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	2,410,783
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(411,966)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	107,487
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0
Compensation Actually Paid	3,083,332
(4)
For performance-based restricted cash units, the grant date fair value of awards used for Summary Compensation Table calculations assumes target performance. To determine the year-end fair values used in the Compensation Actually Paid calculations, we have updated the performance expectations to reflect the latest performance estimates for unvested and outstanding awards at each fiscal year end date.

For stock options awards, updated market input assumptions (stock price, risk free interest rate, volatility, expected term, and future dividend yield expectations) have been used to determine the fair values of outstanding awards as of the identified vesting dates and the relevant fiscal year end dates using the Black Scholes Merton option pricing model.
Synchronoss Technologies 55

(5)	The non-PEO NEOs for each year reported are as follows:
Year	First PEO	Second PEO	NEOs included in Average
2023	Jeffrey Miller	n/a	Louis Ferraro, Christopher Hill, Patrick Doran, Christina Gabrys
2022	Jeffrey Miller	n/a	Louis Ferraro, Christopher Hill, Patrick Doran, Christina Gabrys, Taylor Greenwald
2021	Jeffrey Miller	n/a	Taylor Greenwald, Christopher Hill, Patrick Doran, Louis Ferraro, Ronald Prague, David Clark
2020	Jeffrey Miller	Glenn Lurie	David Clark, Christopher Hill, Patrick Doran, Ronald Prague, Mary Clark
The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.
(6)
In accordance with SEC rules, the following adjustments were made to determine the compensation actually paid on average to our non-PEO NEOs during fiscal year 2023, which consisted solely of adjustments to the non-PEO NEOs’ equity awards:

2023
Fiscal Year	Avg NEO
Summary Compensation Table Total	795,386
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(225,489)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	604,504
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(39,510)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	32,297
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	0
Compensation Actually Paid	1,167,187
(7)
Calculated in the same manner as required under Item 201(e) of Regulation S-K, measuring the TSR from the market close on the last trading day before the earliest fiscal year in table through to and including the end of the fiscal year for which TSR is calculated.

(8)
For purposes of calculating peer group TSR, we utilized the Nasdaq Computer Index (IXCO). TSR is determined based on the value of an initial fixed investment of $100 in our Common Stock and in the Index measured on a cumulative basis from the market close on December 31, 2019, through and including the end of the fiscal year for which TSR is being presented in the table, assuming the reinvestment of any dividends.

(9)	Operating Income is a GAAP financial measure.
56 Synchronoss Technologies

Descriptions between Compensation Actually Paid and Total Shareholder Return
The chart below provides an illustration of the relationship between Compensation Actually Paid and the total shareholder return of Synchronoss and the Nasdaq Computer Index.

CAP vs. Company TSR and Peer Group TSR
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
Compensation Actually Paid ($M)
$250
$200
$150
$100
$50
$0
Value of $100 Investment from 12/31/2019
$0.72
($2.73)
($51.56)
$149.98
$98.95
$1.64
($1.01)
$206.76
$51.37
($17.24)
($7.07)
$132.79
$13.01
$3.08
$1.17
$221.06
$14.53
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
SNCR TSR
Nasdaq Computer Index TSR

(1)
PEO data for 2023, 2022 and 2021 represent the compensation actually paid to Jeff Miller only in those years. 2020 PEO data includes a bar for Jeff Miller’s compensation actually paid in the year and a bar for Glenn Lurie’s compensation actually paid in the year.

Descriptions between Compensation Actually Paid and Net Income
The chart below provides an illustration of the relationship between Compensation Actually Paid and Net Income.

CAP vs. Net Income
Compensation Actually Paid ($M)
Net Income ($M)
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$0
($10)
($20)
($30)
($40)
($50)
($60)
$0.72
($2.73)
($10)
($51.56)
($1.01)
$1.64
($23)
($17.24)
($7.07)
($8)
$3.08
$1.17
($55)
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Net Income ($M)

(1)
PEO data for 2023, 2022 and 2021 represent the compensation actually paid to Jeff Miller only in those years. 2020 PEO data includes a bar for Jeff Miller’s compensation actually paid in the year and a bar for Glenn Lurie’s compensation actually paid in the year.

Synchronoss Technologies 57

Descriptions between Compensation Actually Paid and Operating Income
The chart below provides an illustration of the relationship between Compensation Actually Paid and Operating Income.

CAP vs. Operating Income
$10
$0
-$10
-$20
-$30
-$40
-$50
-$60
$40
$30
$20
$10
$0
($10)
($20)
($30)
($40)
($50)
($60)
Compensation Actually Paid ($M)
Operating Income ($M)
$0.72
($2.73)
($51.56)
($48)
($1.01)
$1.64
($19)
($17.24)
($7.07)
$1
$3.08
$1.17
$31
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
PEO 2 CAP ($M)
Operating Income ($M)

(1)
PEO data for 2023, 2022 and 2021 represent the compensation actually paid to Jeff Miller only in those years. 2020 PEO data includes a bar for Jeff Miller’s compensation actually paid in the year and a bar for Glenn Lurie’s compensation actually paid in the year.

Most Important Performance Measures
The table below represents the most important financial performance measures used by the Company to link compensation actually paid to our named executive officers to the Company’s performance for fiscal year 2023, as discussed further in our Compensation Discussion and Analysis (CD&A).
Revenue
Net Cash Flow
Operating Income
Adjusted EBITDA
58 Synchronoss Technologies

Report of the Audit Committee(1)
The Audit Committee of the Board consists of the four non-employee directors named below. The Board annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that Laurie Harris is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.
The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is responsible for selecting and engaging the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the Company’s financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as well as expressing an opinion on the effectiveness of our internal control over financial reporting as of December 31, 2023. The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “10-K”).
The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Statement on Auditing Standards No. 61, as amended or supplemented, entitled “Communications with Audit Committees.” Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of December 31, 2023 be included in the 10-K for filing with the United States Securities and Exchange Commission.
Submitted by the following members of the Audit Committee:
Laurie L. Harris, Chair
Kristin S. Rinne
Martin F. Bernstein
Kevin M. Rendino
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Synchronoss Technologies 59

Equity Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our Common Stock as of April 8, 2024, which has been adjusted to account for the reverse stock split effective December 11, 2023, by:
•	Each person, or group of affiliated persons, who is known to us to own beneficially more than five percent (5%) of our Common Stock;
•	Each of our named executive officers;
•	Each of our current directors; and
•	All of our current directors and executive officers as a group.
The table below is based upon information supplied by executive officers, directors and principal stockholders and Schedule 13Gs and 13Ds filed with the SEC through April 8, 2024.
As of April 8, 2024, 10,314,688 shares of our Common Stock were outstanding. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information does not necessarily indicate beneficial ownership for any other purposes. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the street address of the beneficial owner is c/o Synchronoss Technologies, Inc., 200 Crossing Boulevard, 8th Floor, Bridgewater, NJ 08807.
	Common Stock Beneficially Owned(1)
Name	Shares	%
B. Riley Financial, Inc.(2)	1,464,467	14.2
180 Degree Capital Corp.(3)	888,893	8.6
Allspring Global Investments, LLC(4)	590,372	5.7
The Vanguard Group(5)	571,871	5.5
Directors, Current Executive Officers and Named Executive Officers
Stephen Waldis(6)	128,841	1.2
Jeffrey Miller(7)	338,336	3.3
Patrick Doran(8)	139,601	1.4
Louis Ferraro Jr.(9)	84,050	*
Christina Gabrys(10)	36,766	*
Christopher Hill	56,286	*
Kristin Rinne(11)	57,566	*
Mohan Gyani(12)	48,020	*
Laurie Harris(13)	55,290	*
Martin Bernstein(14)	68,022	*
Kevin Rendino(15)	888,892	8.6
All current executive officers and directors as a group (10 persons)(16)	1,845,384	17.9
*	Less than 1%
(1)	Does not include 60,826 shares of Series B Preferred Stock, which are non-voting and non-convertible.
60 Synchronoss Technologies

(2)
B. Riley Financial, Inc. through its affiliates, B. Riley Securities, Inc. and BRF Investments, LLC (collectively, “B. Riley Financial”), beneficially owns 1,413,852 shares of Common Stock, with shared voting power with respect to 1,413,852 of such shares and shared dispositive power with respect to 1,413,852 of such shares. Bryant R. Riley beneficially owns 1,464,467 shares of Common Stock, with sole voting power with respect to 50,615 of such shares, sole dispositive power with respect to 50,615 of such shares, with shared voting power with respect to 1,413,852 of such shares, and shared dispositive power with respect to 1,413,852 of such shares. Bryant R. Riley may be deemed to indirectly beneficially own 50,615 shares of Common Stock held by or on behalf of members of his family. Bryant R. Riley may also be deemed to indirectly beneficially own the 1,413,852 shares of Common Stock held by B. Riley Financial. Bryant R. Riley disclaims beneficial ownership of the shares held by B. Riley Financial in each case except to the extent of his pecuniary interest therein. The address for B. Riley Financial and Bryant R. Riley is 111000 Santa Monica Boulevard, Suite 800, Los Angeles, CA 90025. The foregoing information is based on information provided by B. Riley Financial to the Company as of April 25, 2024.

(3)
180 Degree Capital Corp. beneficially owns 888,893 shares of Common Stock, with shared voting power with respect to 888,893 of such shares and shared dispositive power with respect to 888,893 of such shares. 180 Degree Capital Corp. disclaims beneficial ownership of 34,105 of these shares that are beneficially owned by a separately managed account (“SMA”). 180 Degree Capital Corp. has shared dispositive and voting power over these shares through its position as Investment Manager of the SMA. 180 Degree Capital Corp. disclaims beneficial ownership of these shares owned by SMA except for its pecuniary interest therein. The address for 180 Degree Capital Corp. is 7 N. Willow Street, Suite 4B, Montclair, New Jersey 07042. The foregoing information is based on a Schedule 13D filed by 180 Degree Capital Corp. on December 19, 2023.

(4)
Allspring Global Investments Holdings, LLC. beneficially owns 590,372 shares of Common Stock, with sole voting power with respect to 569,181 of such shares and sole dispositive power with respect to 590,372 of such shares. Allspring Global Investments, LLC has sole voting power with respect to 85,824 of such shares with sole dispositive power with respect to 589,826 of such shares. The address for Allspring Global Investments Holdings, LLC is 525 Market Street, 10th Floor, San Francisco, CA 94105. The foregoing information is based on a Schedule 13G filed by Allspring Global Investments Holdings, LLC on January 12, 2024.

(5)
The Vanguard Group beneficially owns 571,871 shares of Common Stock, with sole dispositive power with respect to 567,751 of such shares, and shared dispositive power with respect to 4,120 of such shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. The foregoing information in this footnote is based on a Schedule 13G filed by The Vanguard Group on February 13, 2024.

(6)	Includes 19,565 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Excludes 1,027 shares subject to options not exercisable within 60 days of April 8, 2024.
(7)
Includes 89,468 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Includes 15,493 shares subject to options exercisable within 60 days of April 8, 2024. Excludes 15,483 shares subject to options not exercisable within 60 days of April 8, 2024.

(8)
Includes 32,630 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Includes 8,554 shares subject to options exercisable within 60 days of April 8, 2024. Excludes 6,052 shares subject to options not exercisable within 60 days of April 8, 2024.

(9)
Includes 22,415 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Includes 3,521 shares subject to options exercisable within 60 days of April 8, 2024. Excludes 6,125 shares subject to options not exercisable within 60 days of April 8, 2024.

(10)
Includes 12,398 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Includes 2,735 shares subject to options exercisable within 60 days of April 8, 2024. Excludes 2,605 shares subject to options not exercisable within 60 days of April 8, 2024.

(11)	Includes 13,051 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase.
(12)	Includes 13,051 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase.
(13)	Includes 13,051 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase.
(14)	Includes 12,023 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Excludes 1,027 shares subject to options not exercisable within 60 days of April 8, 2024.
(15)	Excludes 3,334 shares subject to options not exercisable within 60 days of April 8, 2024.
(16)
Includes 227,652 shares of restricted Common Stock subject to the Company’s lapsing right of repurchase. Includes 30,303 shares subject to options exercisable within 60 days of April 8, 2024. Excludes 35,653 shares subject to options not exercisable within 60 days of April 8, 2024.

Synchronoss Technologies 61

Related Party Transactions
Other than the compensation arrangements with our directors and executive officers described elsewhere in this proxy statement, there has not been, since January 1, 2023, and there is not currently proposed, any transaction, arrangement or relationship in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Such transactions, arrangements or relationships are subject to review, approval or ratification by our Board or a committee composed of members of our Board. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the SEC, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our Company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. In accordance with our policies and procedures, related person transactions shall be completed or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our Company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally.
Other Matters
Our Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals that are timely and comply with the provisions of our amended and restated bylaws (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
62 Synchronoss Technologies

PROPOSAL 1
ELECTION OF DIRECTORS

The Board Recommends you vote FOR the election of director nominees

Our Board currently consists of seven directors divided into three classes with staggered three-year terms. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Each director nominated for election to our Board this year as Class III directors, his or her age as of April 8, 2024, the position and office held with us and certain biographical information are set forth below. The three directors to be elected will hold office until the 2027 Annual Meeting of Stockholders and until his or her successor is elected, or until his or her death, resignation or removal. It is our policy to encourage nominees for director to attend the Annual Meeting. All of our then serving directors attended our 2023 Annual Meeting of Stockholders.
Our directors are elected by a plurality of the votes cast at the Annual Meeting, meaning that the three nominees receiving the most “For” votes (among votes properly cast at the Annual Meeting or by proxy) will be elected. An instruction to “Withhold” authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of a candidate for director. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board, if any. Each nominee for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
BOARD OF DIRECTOR COMPOSITION
The following table includes the name, age, position, class and term expiration year for each of our directors and is current as of the date of this Proxy Statement.
Name	Age	Position	Class	Term Expiration Year
Laurie Harris	65	Director	Class I	2025
Jeffrey Miller	60	President, CEO and Director	Class I	2025
Kristin S. Rinne	69	Director	Class II	2026
Martin F. Bernstein	37	Director	Class II	2026
Mohan Gyani	72	Director	Class III	2024
Stephen G. Waldis	56	Executive Chair of the Board	Class III	2024
Kevin M. Rendino	57	Director	Class III	2024
Synchronoss Technologies 63

DIRECTOR QUALIFICATIONS
The following paragraphs provide information as of the date of this Proxy Statement about each member of our Board, including the nominees. In addition to the information presented below regarding each director’s experience and qualifications that lead our Board to the conclusion that he or she should serve as a director of our Company in light of our business and structure, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to our Company and our Board.
DIRECTOR NOMINEES
The Board of Directors recommends that stockholders vote “FOR” the three nominees listed below:
STEPHEN G. WALDIS Founder and Former Chief Executive Officer Executive Chair of the Board Director Since: 2000 Synchronoss Committee: • Business Development
Stephen G. Waldis has served as our Executive Chair since January 2017, having served as Chair of the Board since 2001, Chief Executive Officer from 2000 until January 2017 and as a director since founding Synchronoss in 2000. From 2000 until 2011, Mr. Waldis also served as President. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry. From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a Bachelor of Arts degree in corporate communications from Seton Hall University. Our Board believes Mr. Waldis’ qualifications to sit on our Board include his extensive experience in the software and services industry and previously serving as our Chief Executive Officer and one of our founders.

MOHAN S. GYANI Director Since: 2019 Synchronoss Committees: • Compensation (Chair) • Business Development
Mohan S. Gyani held several executive positions in the telecommunications industry including at AT&T Wireless from 2000 until he retired in 2003 as President and Chief Executive Officer of AT&T Wireless Mobility Services. Prior to AT&T, Mr. Gyani was Executive Vice President and CFO of AirTouch from 1994 to 1999. Mr. Gyani has served on numerous public and private company boards and is currently a member of the Board of Directors of Digital Turbine. Mr. Gyani received a bachelor’s degree and master’s in business administration from San Francisco State University. Our Board believes Mr. Gyani’s qualifications to sit on our Board include his extensive experience in the telecom and wireless industries and in senior financial positions.

64 Synchronoss Technologies

KEVIN M. RENDINO Director Since: 2023 Synchronoss Committees: • Audit • Business Development
Kevin M. Rendino has served as Chairman, Chief Executive Officer and Portfolio Manager of 180 Degree Capital Corp. since March 2017 and on its board of directors since June 2016. Prior to joining 180 Degree Capital, Mr. Rendino was the value team leader on the Basic Value Fund at BlackRock/Merrill Lynch for over 20 years. He is a frequent contributor to CNBC, Bloomberg TV, Fox Business, The New York Times and The Wall Street Journal. Mr. Rendino served as Chairman and Chief Executive Officer of RJG Capital from 2012 to 2016, on the Board of Directors of Rentech Inc. from May 2016 to February 2018, on the Board of Directors of TheStreet, Inc. from November 2017 to August 2019, and on the Board of Directors of Synacor from 2019 to 2021. He graduated from the Carroll School of Management at Boston College with a Bachelors in Science.

Continuing Directors — Term Ending in 2025
LAURIE HARRIS Director Since: 2019 Synchronoss Committees: • Audit (Chair) • Nominating/Corporate Governance
Laurie L. Harris served as global engagement audit partner at PricewaterhouseCoopers LLP (PwC), a global and top-tier assurance, tax and advisory firm, for 25 years before retiring in 2018. Ms. Harris currently serves as a director of IWG, plc, Hagerty, Inc. and on several private company boards. Ms. Harris received a bachelor of science degree in business administration from the University of Southern California and is a licensed CPA in New York and California. Our Board believes Ms. Harris’ qualifications to sit on our Board include her extensive financial experience and her more than three decades of experience advising large public companies, private equity backed entities and Fortune 100 organizations.

JEFFREY G. MILLER Director Since: 2021 Synchronoss Committees: • Business Development (Chair)
Jeffrey G. Miller has served as our President, Chief Executive Officer and a Director since March 2021, after holding the position of interim President and Chief Executive Officer since September 2020. Mr. Miller joined Synchronoss as Chief Commercial Officer in October 2018. Mr. Miller previously served as President of IDEAL Industries Technology Group from December 2017 to October 2018. Prior to IDEAL, Mr. Miller held several senior sales and operations positions at Motorola during a 16-year tenure, most recently as Corporate Vice President and General Manager of Operations in North America for Motorola Mobility, LLC. Mr. Miller received a degree in business from Miami University of Ohio and a master’s degree in Business Administration from The Ohio State University. Our Board believes Mr. Miller’s qualifications to sit on our Board include his broad experience in the software and services industry and his experience with our Company.

Synchronoss Technologies 65

Continuing Directors —Term Ending in 2026
KRISTIN S RINNE Director Since: 2018 Synchronoss Committees: • Audit • Nominating/Corporate Governance (Chair) • Compensation
Kristin S. Rinne held various senior positions at AT&T, including heading the company’s networks technologies organization, until she retired in 2014. Ms. Rinne brought early leadership in deploying GSM technology in the United States, setting the stage for the success of the 3GPP family of technologies. Ms. Rinne formerly held the positions of CTO of Cingular Wireless, vice president of technology strategy for SBC Wireless and managing director of operations at Southwestern Bell Mobile Services. Her contributions to the industry also include serving as chairperson of the Board of Governors at 3G Americas, LLC, and the Alliance for Telecommunications Industry Solutions (ATIS). Ms. Rinne is a “Women in Technology Hall-of-Famer”, as well as a member of the “Wireless Hall of Fame,” and was named among Fierce Wireless’ “Top 10 Most Influential Women in Wireless” list from 2011 through 2014. She sits on the board of directors for Ericsson LM Telephone Co and serves as the Chair of the technology and science committee, as well as sitting on the Board of Trustees at Washburn University Foundation. Ms. Rinne holds a bachelor’s degree from Washburn University. Our Board believes Ms. Rinne’s qualifications to sit on our Board include her extensive experience in the telecommunications industry.

MARTIN F. BERNSTEIN Director Since: 2021 Synchronoss Committees: • Audit • Compensation • Business Development
Martin F. Bernstein has served on the Board since July 2021. Mr. Bernstein brings extensive experience working with management teams and boards on capital allocation strategies, governance, financing and operational turnarounds. He currently works as a private equity investor, partnering with family offices on investment and acquisition of companies in a range of industries. He has led numerous investments across technology, transportation, automotive, aerospace, manufacturing, power, infrastructure, wellness and other sectors. Mr. Bernstein previously served as the Head of Private Investments with B. Riley Principal Investments from March 2021 until March 2024. Prior to joining B. Riley, Mr. Bernstein was with Anchorage Capital and led investments across capital structures, including public equities, private equity, performing credit, bank debt and distressed debt and restructuring situations from the firm’s New York and London offices. He previously worked as an analyst at Bocage Capital and was on the investment team for the endowment at Howard Hughes Medical Institute. Mr. Bernstein currently serves on the board of nominees for Fondul Proprietatea, the board of directors of Van Dunne, LLC and as manager of Granite Medspa Holdings, LLC. Mr. Bernstein earned an AB in history from Dartmouth College. Our Board believes Mr. Bernstein’s qualifications to sit on our Board include his extensive experience working with management teams and boards on capital allocation strategies, governance, financing and operational turnarounds.

66 Synchronoss Technologies

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Ernst & Young LLP, independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s amended and restated by-laws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
To ratify the selection by the Audit Committee of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2024, the Company must receive a “For” vote from the majority of all the outstanding shares that are present at the Annual Meeting or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal. Because this proposal is a routine matter, a broker or other nominee may generally vote on this proposal.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2023 and December 31, 2022 by Ernst & Young LLP, the Company’s principal accountant. All services described below for 2023 and 2022 were approved by the Audit Committee.
	Fiscal Year Ended
	2023	2022
	(In thousands)
Audit Fees(1)	$2,189	$2,091
Audit Related(2)	$211	$475
Tax Services	$50	$—
Other	$0	$7
Total Fees	$2,450	$2,573
(1)
For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements and internal control over financial reporting for the years ended December 31, 2023 and 2022. The audit fees also include the review of quarterly financial statements included in the Company’s quarterly reports on Form 10-Q, statutory audits of foreign subsidiaries and other regulatory filings or similar engagements.

(2)
Audit related fees consisted of services with respect to the Statement on Standards for Attestation Engagements (SSAE) No. 16 to report on the controls and services provided to customers by service organizations.

Synchronoss Technologies 67

PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee’s policy, subject to certain permitted exceptions for certain de minimis services, is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence. The independent registered public accounting firm and management are required to meet with the audit committee to review and discuss our annual and quarterly financial statements and related disclosures, as well as our critical accounting policies and practices. Additionally, the audit committee is responsible for reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements. All of the services of Ernst & Young LLP for 2022 and 2023 described above were pre-approved by the audit committee.

The Board Recommends you vote FOR Proposal 2

68 Synchronoss Technologies

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to vote, on an advisory basis, on the compensation of our named executive officers (NEOs) as described in the “Compensation of Executive Officers” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, occurs on an annual basis, with the next such advisory vote being scheduled for the 2025 annual meeting of stockholders, and gives our stockholders the opportunity to express their views on the compensation of our NEOs.
COMPENSATION PROGRAM AND PHILOSOPHY
Our executive compensation philosophy and programs are designed to attract, retain, and motivate high-quality executives who possess the diverse skills and talents required to help us achieve our short and long-term financial and strategic goals. We believe that our executive compensation programs foster a performance-oriented culture that aligns our executives’ interests with those of our stockholders over the long term. We believe that the compensation of our executives is both appropriate for and responsive to the goal of improving stockholder value. Specifically, we tie a significant portion of executive compensation to stockholder return in the form of at-risk or variable realizable compensation. The approval, on an advisory basis, of the compensation of the Company’s NEOs requires a “For” vote from the majority of all of the outstanding shares that are present at the Annual Meeting or represented by proxy and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” this proposal and will have no effect on this proposal.
COMPENSATION DISCUSSION AND ANALYSIS
Stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement and the tables and narrative discussion that follow for detail about our executive compensation programs, including information about the fiscal year 2023 compensation of our NEOs.
RECOMMENDATION
For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
RESOLVED:
That the stockholders approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s Annual Meeting of Stockholders.
Even though this say-on-pay vote is advisory and therefore will not be binding, our Compensation Committee and our Board value the opinions of our stockholders. Accordingly, we expect to take into account the outcome of the vote when considering future executive compensation decisions.

The Board Recommends you vote FOR Proposal 3

Synchronoss Technologies 69

PROPOSAL 4
APPROVAL OF AMENDMENT OF THE SYNCHRONOSS TECHNOLOGIES, INC. 2015 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE COMPANY’S 2015 EQUITY INCENTIVE PLAN AND TO MAKE CERTAIN OTHER CHANGES
Our Board unanimously recommends that stockholders approve the amendment of our 2015 Equity Incentive Plan (the “Existing Plan”) to increase the maximum total number of shares of our Common Stock we may issue under the Existing Plan by 1,053,000 shares (the “2015 Equity Plan Amendment”). Our Compensation Committee approved the amendment, subject to approval of the Board and the stockholders, and the Board approved the amendment, subject to approval of the stockholders. If our stockholders do not approve the 2015 Equity Plan Amendment, the existing version of the Existing Plan will remain in effect and unchanged.
The 2015 Equity Plan Amendment provides for an increase of 1,053,000 shares of common stock available for issuance under the Existing Plan. In addition to approving an increase in the number of shares of common stock available for issuance under the Existing Plan, the following material changes are being made from the Existing Plan in the 2015 Equity Plan Amendment.
•
To increase the limit of Company options, SARs or restricted stock or stock units that may be granted to one person during any one fiscal year from 222,222 (as adjusted for the reverse stock split effective December 11, 2023) to 500,000.

•
To increase the limit of Company options, SARs or restricted stock or stock units that may be granted to one person during any one fiscal year in which such person begins employment with the Company from 333,333 (as adjusted for the reverse stock split effective December 11, 2023) to 650,000.

•	To increase the amount of cash paid to one person during any one fiscal year pursuant to performance cash awards from $2,500,000 to $5,000,000.
•
To increase the limit of Company awards granted to non-employee directors in a fiscal year from 16,666 (as adjusted for the reverse stock split effective December 11, 2023) to 20,000 shares of Common Stock.

BACKGROUND AND REASON FOR THE PROPOSAL
We have approximately 1,200 employees and anticipate growth in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board has approved the 2015 Equity Plan Amendment to increase to the share reserve under the Existing Plan to ensure a sufficient number of shares will be available for recruiting and retention purposes over the coming years. Should stockholder approval of this Proposal 4 not be obtained, no additional shares will be added to the share reserve under the Existing Plan. However, we will retain the ability to issue the shares of our Common Stock which were previously approved by stockholders for issuance under the Existing Plan.
In connection with the proposed amendment to the Existing Plan to increase the maximum total number of shares available for issuance, our Compensation Committee reviewed the other terms and conditions of the Existing Plan against the equity incentive plans of peer companies and other companies considered to have best corporate governance practices and recommended the adoption of the other proposed amendments described above to provide the Company with the flexibility to provide compensation consistent with the market to our employees and the management team as well as to remain consistent with best corporate governance practices.
If the 2015 Equity Plan Amendment to increase the maximum total number of shares available under the Existing Plan, as well as to increase the number of shares and amount of cash pursuant to performance cash awards permitted to be granted to a person in a fiscal year is not approved, the Company will lose a critical tool for recruiting, retaining and motivating employees. The Company would thus be at a competitive disadvantage in attracting and retaining talent. The only way to make up this shortfall would be to increase the cash-based component of employee compensation, which could reduce the alignment of employee and stockholder interests.
70 Synchronoss Technologies

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2023 regarding shares of common stock that may be issued under the Company’s equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options Warrants and Rights (b)	Number of Securities for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	633,557(1)	$29.99	657,471(2)
Equity compensation plans not approved by security holders	15,525(3)	$49.07	125,991(4)
TOTALS	649,082	$30.44	783,462
(1)
In addition, as of December 31, 2023, there were 490,756 shares of unvested restricted common stock, which are subject to the risk of forfeiture if the underlying time-based vesting conditions are not satisfied.

(2)	Consists of 657,471 shares available for issuance under the 2015 Equity Incentive Plan.
(3)	In addition, as of December 31, 2023, there were 0 shares of unvested restricted common stock issued pursuant to the 2017 New Hire Incentive Plan.
(4)	Consists of 125,991 shares available for issuance under the 2017 New Hire Incentive Plan.
Additional Equity Compensation Plan Information
The following is our overhang information, which measures the number of shares of our Common Stock subject to equity-based awards outstanding but unexercised or unvested, as of March 31, 2024 for all of the Company’s existing equity compensation plans, as well as certain other information relating to outstanding awards under the plans:
•	Stock options outstanding: 501,774
•	Weighted average exercise price of outstanding stock options: $29.37
•	Weighted average remaining contractual term of outstanding stock options: 4.1
•
Full value stock awards outstanding (including 438,737 unvested restricted stock awards and 277,039 performance-based restricted stock units based on achieving the actual outcome, where known, or achieving the maximum potential outcome, where the performance period has not ended): 715,776

•	Shares available for future grant of awards: 929,360
•	Shares available for future grant of awards under 2015 Equity Incentive Plan: 802,085
•	Shares available for future grant of awards under 2017 New Hire Incentive Plan: 127,275
•	Total shares of Common Stock outstanding as of April 8, 2024: 10,314,688
Description of the 2015 Plan
The principal terms and provisions of the 2015 Equity Incentive Plan, as amended and restated by the 2015 Equity Plan Amendment (together, the “2015 Plan”), including the proposed amendment, are summarized below. The amounts described herein take into account the 1-for-9 reverse stock split that was effective on December 11, 2023, and a corresponding reduction with respect to the number of shares available for issuance under the 2015 Plan. This summary is qualified in its entirety by reference to the complete text of the Existing Plan. Stockholders are encouraged to read the actual text of the 2015 Plan, which is appended to this Proxy Statement as filed with the SEC as Annex A and may be accessed from the SEC’s website at www.sec.gov.
Synchronoss Technologies 71

Securities Subject to 2015 Plan.
The number of shares of our Common Stock that may be issued pursuant to incentive stock options granted under the 2015 Plan shall not exceed 2,511,111. Stock options and stock appreciation rights (“SARs”) granted under the 2015 Plan will reduce the 2015 Plan share reserve by one share for every share granted, and stock awards other than options and SARs granted under the 2015 Plan will reduce the 2015 Plan share reserve by 1.5 shares for every share granted.
To the extent that Options, SARs or stock units are forfeited or expire for any other reason before being exercised or settled in full, the shares of our Common Stock subject to such awards shall again become available for issuance under the 2015 Plan. If shares of our Common Stock issued upon the exercise of Options are reacquired by us pursuant to a forfeiture provision or repurchase right at no greater than their original exercise or purchase price (if any), then such shares of Common Stock shall again become available for issuance under the 2015 Plan. Further, to the extent that an award is settled in cash rather than shares of Common Stock, the cash settlement shall not reduce the number of Shares available for issuance under the 2015 Plan. Any shares of Common Stock that again become available for issuance under the 2015 Plan shall be added back as (i) one share if such shares were subject to Options or SARs granted under the 2015 Plan and (ii) 1.5 shares if such shares were subject to awards other than an Option or SAR granted under the 2015 Plan.
Notwithstanding the foregoing, the following shares of Common Stock shall not again become available for issuance under the 2015 Plan: (i) shares of Common Stock subject to an award not delivered to a participant because the award is exercised through a reduction of shares (i.e., “net exercised”), (ii) if a SAR is settled in shares of Common Stock, the number of shares subject to the SAR that are not delivered upon such settlement, (iii) shares of Common Stock subject to an Award withheld to satisfy tax withholding obligations related to the Award or applied to pay the exercise price of an Option or SAR; (iv) shares of Common Stock tendered (either through actual delivery or attestation) to pay the exercise price of an Option or SAR; or (v) shares of Common Stock reacquired by us on the open market or otherwise using cash proceeds from the exercise of an option.
Types of Awards
The 2015 Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards, stock unit awards and SARs (collectively, “stock awards”) and performance cash awards.
Limitations
No one person participating in the 2015 Plan may be granted during any one fiscal year of the Company options, SARs or restricted stock or stock unit awards covering more than 500,000 shares of our Common Stock in the aggregate. However, we may grant to a new employee awards covering a maximum of 650,000 shares in the fiscal year in which his or her service as an employee first begins. Further, no one person participating in the 2015 Plan may be paid during any one fiscal year of the Company more than $5,000,000 in cash pursuant to performance cash awards. In addition, no non-employee director may be granted during any one fiscal year of the Company awards covering more than 20,000 shares of our Common Stock in the aggregate.
The 2015 Plan specifies that no individual may be granted more than 500,000 RSUs subject to performance-based vesting during any fiscal year of the Company. The 2015 Plan also provides that no one person may be granted more than 500,000 restricted shares subject to performance-based vesting during any fiscal year of the Company. However, these limits are increased, so that we may grant to a new employee 650,000 RSUs and/or 650,000 restricted shares subject to performance-based vesting in the fiscal year of the Company in which his or her service as an employee first begins. In addition, the maximum amount that may be paid to any individual pursuant to performance cash awards for each fiscal year in a performance period shall not exceed $5,000,000.
The performance goals that may apply to RSUs, restricted stock awards and performance cash awards include:
• Earnings (before or after taxes)	• Return on operating revenue
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization and as percentage of revenue	• Sales or revenue (in the aggregate or in specific growth areas)
• Total stockholder return and/or value	• Economic value added (or an equivalent metric)
72 Synchronoss Technologies

• Return on equity or average stockholders’ equity	• Cash flow or cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income and as percentage of revenue	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders’ equity
• Operating profits	• Net profits
• Profit returns and margins	• Contract awards or backlog
• Market Share	• Revenue excluding total advertising cost
Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment, business unit affiliate of the Company or of an individual, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.
Administration. Our Compensation Committee, which is comprised of three independent members of our Board, will administer the 2015 Plan. The 2015 Plan may also be administered with respect to optionees and recipients of restricted stock who are not executive officers subject to the short-swing liability rules of the federal securities laws by our Board or a secondary committee comprised of one or more members of our Board. Our Compensation Committee (or our Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2015 Plan) to determine the eligible individuals who are to receive awards under the 2015 Plan, the number of shares to be covered by each granted award, the date or dates on which an option or SAR is to become exercisable or other award is to vest, the maximum term for which an award is to remain outstanding, whether a granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, and the other provisions of each award. Our Compensation Committee also has the discretionary authority to provide for accelerated vesting in connection with death, disability, retirement, involuntary termination, or in connection with a grantee’s involuntary termination prior to or following a change in control of the Company. Our Compensation Committee has established a Key Employee Equity Awards Committee, with our Chief Executive Officer as its sole member, whose purpose is to approve stock option and restricted stock grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee.
Eligibility. Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2015 Plan. However, only non-employee directors are eligible to participate in the Annual Director Grant Program (see “Annual Director Grant Program” below). As of April 8, 2024, approximately 1,200 persons (including five executive officers, Mr. Miller, our Chief Executive Officer and a director, Mr. Waldis, our Executive Chair, and five non-employee directors) were eligible to participate in the 2015 Plan.
No Repricings Other than in connection with certain corporate transactions, including stock splits, stock dividends, mergers, spin-offs and certain other similar transactions, unless stockholder approval is obtained, neither the 2015 Plan administrator nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow an optionee to surrender an outstanding option or SAR to the Company as consideration for the grant of a new option or SAR with a lower exercise price or the grant of another type of award under this Plan (including a cash award), the effect of which is to reduce the exercise price of any outstanding option or SAR or take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of Nasdaq.
Synchronoss Technologies 73

Summary of Types of Awards
Option Grants
A stock option gives the optionee a right to purchase shares of our Common Stock at an exercise price that is determined at the time an option is granted. Stock options are granted pursuant to stock option agreements adopted by the plan administrator who determines the terms and conditions of options granted under the 2015 Plan, including whether they are incentive stock options (“ISOs”) or non-statutory stock options (“NSOs”).
Exercise Price. The plan administrator determines the exercise price of options granted under the 2015 Plan, which may not be less than one hundred percent (100%) of the fair market value of our Common Stock on the date the option is granted except in the case of replacement options granted to service providers of entities that are acquired by us. The exercise price of options granted under the 2015 Plan may be paid in cash or, with the plan administrator’s consent, in shares of our Common Stock or by withholding shares otherwise issuable upon the exercise of the option. Stock options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The plan administrator may also assist any optionee in the exercise of his or her outstanding options by authorizing a Company loan to the optionee, however, under current law, loans to an executive officer or director would generally not be permitted. The plan administrator may also permit payment of the exercise price and any withholding taxes in any other form consistent with applicable laws, regulations and rules.
Vesting and Exercisability. Options vest and become exercisable at the rate specified by the plan administrator provided that with respect to 95% of the shares available for issuance under the 2015 Plan on April 4, 2019, the stock option shall not become exercisable prior to the optionee completing at least one year of service following the grant of such stock option, except the award agreement may provide for accelerated vesting in the event of the optionee’s death or disability.
Option Term and Termination of Service. The plan administrator determines the term of stock options granted under the 2015 Plan, up to a maximum of seven years. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from the termination date. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.
Tax Limitations on Incentive Stock Options. Incentive stock options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the 2015 Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000. In the case of an incentive stock option granted to a person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our combined voting power or that of any of our affiliates: (a) the exercise price must be at least 110% of the fair market value of the stock subject to the option on the grant date and (b) the term of the option must not exceed five years from the option grant date.
Stock Appreciation Rights. A SAR allows a recipient to benefit from increases in the value of our Common Stock, but does not provide any ownership interest in our Common Stock. SARs are granted pursuant to stock appreciation right agreements adopted by the plan administrator and may be granted in tandem with, or independent of, option grants under the 2015 Plan. The plan administrator determines the term of SARs granted under the 2015 Plan, up to a maximum of seven years. The plan administrator also determines the exercise price of each SAR, which cannot be less than the fair market value of our Common Stock on the date the SAR is granted except in the case of replacement SARs granted to service providers of entities that are acquired by us. Upon exercise of an independent SAR, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our Common Stock on the date of exercise over the exercise price, multiplied by (b) the number of shares of our Common Stock with respect to which the SAR is exercised. This amount may be paid in cash, shares of our Common Stock, or any combination thereof; provided that with respect to 95% of the shares available for issuance under the 2015 Plan on April 4, 2019, the SAR shall not become exercisable prior to the recipient completing at least one year of service following the grant of such SAR, except the SAR agreement may provide for accelerated vesting in the event of the optionee’s death or disability. Tandem SARs provide the holders with the right to
74 Synchronoss Technologies

surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option on the date of exercise over (b) the aggregate exercise price payable for such shares. An appreciation distribution may, at the discretion of the Committee, be made in cash, in shares of Common Stock, or any combination thereof. Each SAR may or may not be subject to vesting tied to length of service or attainment of performance goals. If a participant’s service terminates for any reason, then the participant or the participant’s beneficiary may exercise any vested SARs during the post-termination exercise period specified by the plan administrator (but in no event after expiration of the SAR’s term).
Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock agreements adopted by the plan administrator which include provisions regarding the number of shares the participant may be issued, the purchase price, if any, and the restrictions to which the shares will be subject. Awards of restricted stock may be granted in consideration for (a) cash, (b) property, (c) past or future services rendered to us or our affiliates, (d) full-recourse promissory notes or (e) any other form of legal consideration approved by the plan administrator. The issued shares may be subject to a vesting schedule tied to length of service or attainment of performance goals; provided that, the restricted shares will not vest prior to the holder completing at least one year of service following the grant of such award, except the restricted stock agreement may provide for accelerated vesting in the event of the holder’s death or disability. Any dividends on restricted shares will be subject to the same vesting conditions as applicable to the restricted shares and will be accumulated and paid when the restricted shares vest. Upon termination of the participant’s service, the shares issued pursuant to a restricted stock award may be subject to forfeiture to, or repurchase by, the Company.
Restricted Stock Unit Awards. Restricted stock unit awards represent the right to receive the value of shares of our Common Stock at a specified date in the future. RSUs are granted pursuant to RSU agreements approved by the plan administrator. Upon settlement, the shares, their cash equivalent, or any combination thereof are delivered to the recipient. No cash consideration is required in connection with an RSU. Each award of RSUs may be subject to vesting tied to length of service or attainment of performance goals and may be settled immediately upon vesting or on a deferred basis; provided that the stock units will not vest prior to the holder completing at least one year of service following the grant of such stock unit, except the RSU agreement may provide for accelerated vesting in the event of the holder’s death or disability. Dividend equivalents may be credited in respect of shares covered by an RSU, however, any dividend equivalents on RSUs will be subject to the same vesting conditions as applicable to the RSUs and will be accumulated and paid when the RSUs vest. Except as otherwise provided in the applicable stock unit agreement, unvested RSUs are forfeited upon termination of the recipient’s service for any reason.
Performance Cash Awards. A performance cash award is a cash award that may be granted upon the attainment of performance goals for a specified period of one or more fiscal years. The plan administrator determines the performance goals and other terms and conditions of performance cash awards.
General Provisions
Change in Control. Upon the occurrence of a Change in Control, all shares of Common Stock acquired under the 2015 Plan and all awards outstanding on the effective date of the Change in Control shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which we are party, in the manner determined by the plan administrator). Such transaction agreement or determination need not treat all awards (or portions thereof) in an identical manner. Unless an award agreement provides otherwise, the treatment specified shall include one or more of the following with respect to each outstanding award:
•	The continuation of, assumption of, or substitution for each outstanding award by the continuing or succeeding entity;
•
If the continuing or succeeding entity does not assume or substitute equivalent awards, then full exercisability of each outstanding award, option and SAR and full vesting of the shares of Common Stock subject to each such award, followed by their cancellation. Such full exercisability and vesting, and any exercise of an award during such period, may be contingent on the closing of the transaction;

•
The cancellation of each such award and a payment to the participant with respect to each share subject to the award equal to the excess of (x) the value, as determined by the plan administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of the transaction, over (if applicable) (y) the per-share exercise price of such award. Such payment may be made in installments and may be deferred until the date or dates when such award would have become exercisable or the share of Common Stock subject to such award would have vested. Such payment may be subject to vesting based on the participant’s continuing service, provided that the vesting schedule shall not be less favorable than the schedule

Synchronoss Technologies 75

that applied prior to the transaction. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement generally may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of shares of Common Stock.
•
The assignment of any reacquisition or repurchase rights held by us in respect of an award of restricted shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such rights.

Our Compensation Committee also has the discretion to provide in the award agreement that an award under the 2015 Plan will immediately vest as to all or any portion of the shares subject to the award whether or not upon a Change in Control in the event of an involuntary termination prior to or following the Change in Control.
A Change in Control will be deemed to occur for purposes of the 2015 Plan in the event of (a) a merger or consolidation of the Company into another entity, provided that persons who were not stockholders prior to the transaction own 50% or more of the voting power of the successor entity thereafter; (b) a sale of all or substantially all of the Company’s assets; and (c) transactions in which certain persons acquire at least 50% of our total voting power.
Valuation. For purposes of establishing the option price and for all other valuation purposes under the 2015 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as of April 8, 2024 was $8.05 per share which was the closing sales price as reported on Nasdaq on such date.
Changes in Capital Structure. In the event there is a specific change in our capital structure, such as a stock split, appropriate adjustments will be made to (a) the number of shares reserved under the 2015 Plan, including the limit on ISOs and the maximum number of shares that could be added to the 2015 Plan from the Predecessor Plan, (b) the maximum number of options, SARs, performance-based restricted shares, performance-based RSUs that can be granted to any participant in a fiscal year (including awards granted to our non-employee directors), and maximum cash amount paid under a performance cash award to any participant in a fiscal year, and (c) the number of shares and exercise prices, if applicable, of all outstanding stock awards.
Nontransferability of Awards. Awards granted under the 2015 Plan will not be transferable by the participant, other than by beneficiary designation, will or the laws of descent and distribution. Awards will be exercisable during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. However, the plan administrator may permit the transfer of awards other than ISOs to certain family members of participants. In no event may an Award be transferred to anyone for any consideration including for cash or other securities.
Plan Amendments and Termination. The 2015 Plan will continue in effect until it is terminated by our Board or Compensation Committee of our Board, however no ISOs will be granted after the 10th anniversary of the date the Board approved the 2015 Plan (or, if later, the date the Board approves an increase in the number of shares reserved under the 2015 Plan). Our Board or Compensation Committee may amend or modify the 2015 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law, except that stockholder approval must be obtained to amend the prohibition on decreasing the exercise price for any outstanding option or SAR. Our Board or Compensation Committee may, at any time and for any reason, terminate the 2015 Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE 2015 PLAN
The following is a general summary as of the date of this Proxy Statement of the U.S. Federal income tax consequences to participants and the Company with respect to stock awards granted under the 2015 Plan. This summary does not address state, local or foreign tax treatment, which may vary from the U.S. Federal income tax treatment. In any event, each participant should consult his or her own tax advisor as to the tax consequences of particular transactions under the 2015 Plan.
Incentive Stock Options. No taxable income is recognized by an optionee upon the grant of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.
If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required
76 Synchronoss Technologies

ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.
Non-statutory Stock Options. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.
Stock Appreciation Rights. In general, no taxable income results upon the grant of a SAR. A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding.
Restricted Stock Awards. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the cash, if any, paid for the shares. A participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.
Restricted Stock Unit Awards. In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income (subject to withholding if the recipient is an employee or former employee) equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU.
Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of our Common Stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (i) the end of our fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.
Tax Treatment of the Company. The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2015 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2015 Plan.
New Plan Benefits and Option Grant Table
No awards will be made under the 2015 Plan until after the date of our Annual Meeting. Because the 2015 Plan is discretionary, benefits to be received by individual participants are not determinable other than as set forth below. However, pursuant to our current non-employee director compensation program established by our Board, each non-employee member of our Board is entitled to receive an initial and annual equity grant as discussed above under the heading “Director Compensation”. The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2023 and (ii) the period through April 8, 2024, (b) the weighted-average exercise price per share, and (c) the direct stock issuance received during each period.
Synchronoss Technologies 77

	Number of Options			Shares of Restricted Stock Issued
Name and Position	2023	Through April 8, 2024	Weighted- Average Exercise Price of Granted Options	2023	Through April 8, 2024
Jeffrey Miller, Chief Executive Officer and Director	-0-	-0-	$0	52,856	-0-
Louis Ferraro Jr., Chief Financial Officer	-0-	-0-	$0	12,767	-0-
Christopher Hill, Former Chief Commercial Officer	-0-	-0-	$0	15,023	-0-
Patrick Doran, Chief Technology Officer	-0-	-0-	$0	18,023	-0-
Christina Gabrys, Chief Legal Officer, Secretary	-0-	-0-	$0	7,212	-0-
All current executive officers as a group	-0-	-0-	N/A	90,858	-0-
All current directors who are not executive officers as a group	3,334	-0-	4.68	66,115	-0-
During fiscal 2024, our Compensation Committee approved the following grants and awards to each of the current executive officers named in the Summary Compensation Table and the various indicated groups set forth in the table below.
Name	Number of Options	Shares of Restricted Stock
Jeffrey Miller	-0-	123,200
Patrick Doran	-0-	45,500
Louis Ferraro	-0-	42,000
Christina Gabrys	-0-	28,000
All current executive officers as a group	-0-	238,700
All current directors who are not executive officers as a group	-0-	72,000
78 Synchronoss Technologies

Required Vote
The affirmative vote from the holders of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the 2015 Equity Plan Amendment. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal. Because this proposal is a non-routine matter, a broker or other nominee may generally vote and therefore broker non-votes are expected to exist in connection with this proposal.
The Board Recommends you vote FOR Proposal 4

Synchronoss Technologies 79

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
If you wish to submit a proposal for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company’s by-laws and submitted in writing to Synchronoss Technologies, Inc., 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807, Attn: Secretary, to be received no later than the close of business on December 26, 2024 (120 days before the first anniversary of the date this Proxy Statement is released to stockholders). However, if the date of the Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials.
If you wish to submit a proposal to be presented at the 2025 Annual Meeting of Stockholders but which will not be included in the Company’s proxy materials, your proposal must be submitted in writing and in conformance with our by-laws to Synchronoss Technologies, Inc., 200 Crossing Boulevard, 8th Floor, Bridgewater, New Jersey 08807, Attn: Secretary, no later than the close of business on the 45th day prior to the first anniversary of the date this Proxy Statement is released to stockholders (March 11, 2025), nor earlier than the close of business on the 75th day prior to the first anniversary of the date this Proxy Statement is released to stockholders (February 9, 2025). In the event that the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the first anniversary of this Annual Meeting, then notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
NO INCORPORATION BY REFERENCE
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this Proxy Statement includes several website addresses. These website addresses (including our corporate website at www.synchronoss.com) are intended to provide inactive, textual references only and are not intended to be active hyperlinks in this proxy. The information on these websites is not part of this Proxy Statement.
80 Synchronoss Technologies

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING
If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:
Christina Gabrys
Chief Legal Officer, Secretary
Synchronoss Technologies, Inc.
200 Crossing Boulevard, 8th Floor
Bridgewater, NJ 08807
(800) 575-7606
It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend and vote at the Annual Meeting, please vote using the internet or by telephone or by signing and returning a proxy card, if you have received one, so that your shares will be represented at the Annual Meeting. The form of Notice and this Proxy Statement have been approved by the Board of Directors and are being mailed, delivered, or made available to stockholders by its authority.
The Board of Synchronoss Technologies, Inc.
Bridgewater, New Jersey
April 25, 2024
Synchronoss Technologies 81

Annex A
(Reflects adjustments pursuant to Section 9.1 to reflect the 1-for-9 reverse stock split of the Company’s Common Shares that became effective on December 11, 2023)
SYNCHRONOSS TECHNOLOGIES, INC.
2015 EQUITY INCENTIVE PLAN
(AMENDED AND RESTATED AS OF JUNE 5, 2024)
82 Synchronoss Technologies

SYNCHRONOSS TECHNOLOGIES, INC.
AMENDED AND RESTATED
2015 EQUITY INCENTIVE PLAN
ARTICLE 1. INTRODUCTION.
The Amended and Restated Plan was adopted by the Board on April 22, 2024, and will become effective immediately upon its approval by the Company’s stockholders. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may be ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards. Capitalized terms used in this Plan are defined in Article 14.
ARTICLE 2. ADMINISTRATION.
2.1 General. The Plan may be administered by the Board or one or more Committees. Each Committee shall comply with rules and regulations applicable to it, including under the rules of any exchange on which shares of the Company’s common stock are traded, and shall have the authority and be responsible for such functions as have been assigned to it.
2.2 Section 162(m). To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).
2.3 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.4 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.
2.5 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
2.6 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 3,730,777 Common Shares, (b) the number of Common Shares reserved under the Predecessor Plan that are not issued or subject to outstanding awards under the Predecessor Plan on the Effective Date and (c) any Common Shares subject to outstanding options under the Predecessor Plan on the Effective Date that subsequently expire or lapse unexercised and Common Shares issued pursuant to awards granted under the Predecessor Plan that are outstanding on the Effective Date and that are subsequently forfeited to or repurchased by the Company at no greater than the original exercise or purchase price (if any) (provided that with respect to awards granted on or after May 10, 2010, under the Predecessor Plan, any Common Shares that again become available for issuance under the Plan under this Clause (c) shall be added back as (i) one share if such shares were subject to Options or SARs granted under the Predecessor Plan and (ii) 1.5 shares if such shares were subject to Awards other than an Option or SAR granted under the Predecessor Plan) and (d) the additional Common Shares described in Article 3.3; provided, however, that no more than 683,456 Common Shares, in the aggregate, shall be
Synchronoss Technologies 83

added to the Plan pursuant to clauses (b) and (c). The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. Subject to Section 3.3, the number of Common Shares that may be awarded under the Plan shall be reduced by: (a) one share for every Option and SAR granted under the Plan; and (b) 1.5 shares for every Award other than an Option or SAR granted under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.
3.2 Intentionally Omitted.
3.3 Shares Returned to Reserve. To the extent that Options, SARs or Stock Units are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are reacquired by the Company pursuant to a forfeiture provision or repurchase right at no greater than their original exercise or purchase price (if any), then such Common Shares shall again become available for issuance under the Plan. Further, to the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan. Any Common Shares that again become available for Awards under this Section 3.3 shall be added back as (i) one share if such shares were subject to Options or SARs granted under the Plan and (ii) 1.5 shares if such shares were subject to Awards other than an Option or SAR granted under the Plan
Notwithstanding the foregoing, the following Common Shares shall not again become available for issuance under this Article 3.3: (i) Common Shares subject to an Award not delivered to a Participant because the Award is exercised through a reduction of shares subject to the Award (i.e., “net exercised”), (ii) if a SAR is settled in Common Shares, the number of shares subject to the SAR that are not delivered to the Participant upon such settlement, (iii) Common Shares subject to an Award not delivered to a Participant because such Common Shares are withheld to satisfy tax withholding obligations related to the Award or are applied to pay the Exercise Price of an Option or SAR; (iv) Common Shares tendered by a Participant (either through actual delivery or attestation) to pay the Exercise Price of an Option or SAR; or (v) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option.
3.4 Awards Not Reducing Share Reserve in Article 3.1. To the extent permitted under applicable stock exchange listing standards, any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.5 Code Section 162(m) and 422 Limits. Subject to adjustment in accordance with Article 9:
(a) The maximum aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 500,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 150,000 Common Shares;
(b) The maximum aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 500,000, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Restricted Shares and/or Stock Units that cover (in the aggregate) up to an additional 150,000 Common Shares;
(c) The maximum aggregate number of Common Shares subject to Awards granted to an Outside Director during any fiscal year of the Company shall not exceed 20,000 shares;
(d) No Participant shall be paid more than $5,000,000 in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and
(e) No more than 1,000,000 Common Shares may be issued under the Plan upon the exercise of ISOs.
84 Synchronoss Technologies

ARTICLE 4. ELIGIBILITY.
4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2 Other Awards. Awards other than ISOs may only be granted to Service Providers.
ARTICLE 5. OPTIONS.
5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall be such price as is determined by the Administrator in its discretion; provided however, that unless an Option is intended to comply with Code Section 409A (and not, for the avoidance of doubt, be exempt from Code Section 409A) the Exercise Price of any Option granted to a Participant subject to taxation in the United States shall be not be less than 100% of the Fair Market Value of a Common Share on the date of grant; provided further that the preceding clause shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable; provided that with respect to 95% of the shares available for issuance under the Plan on April 4, 2019, the Option shall not become exercisable prior to the Optionee completing at least one year of Service following the grant of such Option. Notwithstanding the foregoing, a Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death or disability. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 7 years from the date of grant.
5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.
5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Article 9, neither the Committee nor any other person may (a) decrease the exercise price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
5.7 Buyout Provisions. Except to the extent prohibited by Article 5.6, the Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
Synchronoss Technologies 85

5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;
(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure; or
(d) Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6. STOCK APPRECIATION RIGHTS.
6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable; provided that with respect to 95% of the shares available for issuance under the Plan on April 4, 2019, the SAR shall not become exercisable prior to the Optionee completing at least one year of Service following the grant of such SAR. Notwithstanding the foregoing, a SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death or disability. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 7 years from the date of grant.
6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.
6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the
86 Synchronoss Technologies

adjustment provided in Article 9, neither the Committee nor any other person may: (a) decrease the exercise price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
ARTICLE 7. RESTRICTED SHARES.
7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3 Vesting Conditions. Each Award of Restricted Shares shall be subject to vesting and/or other conditions as the Administrator may determine; provided that, the Restricted Shares will not vest prior to the holder completing at least one year of Service following the grant of such Award. Notwithstanding the foregoing, a Restricted Stock Agreement may provide for accelerated exercisability in the event of the holder’s death or disability. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.
7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, shall require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. If any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability, vesting conditions and forfeitability as the Restricted Shares with respect to which they were paid.
ARTICLE 8. STOCK UNITS.
8.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
8.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
8.3 Vesting Conditions. Each Award of Stock Units shall be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement; provided that no portion of the Award shall vest earlier than the first anniversary of the date on which the Award is granted. Notwithstanding the foregoing, a Stock Unit Agreement may provide for accelerated exercisability in the event of the holder’s death or disability. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals.
8.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents shall be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. If any dividend equivalents are paid with respect to Stock Units, then such dividend equivalents shall be subject to the same conditions, vesting schedule and restrictions as the Stock Units to which they attach.
Synchronoss Technologies 87

8.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.
8.6 Death of Recipient. Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
8.7 Modification or Assumption of Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.
8.8 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
ARTICLE 9.  ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares or any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made to the following:
(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1 and 3.5;
(b) The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; or
(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator may make such adjustments as it, in its sole discretion, deems appropriate to the foregoing. Any adjustment in the number of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator (in accordance with this Article 9.3), with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. The treatment specified in the transaction agreement or by the Administrator shall include one or more of the following with respect to each outstanding Award:
(a) The continuation of such outstanding Award by the Company (if the Company is the surviving entity);
88 Synchronoss Technologies

(b) The assumption of such outstanding Award by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;
(c) The substitution by the surviving entity or its parent of an equivalent award for such outstanding Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;
(d) If outstanding Awards, Options and SARs are not assumed, or equivalent awards are not substituted, by the surviving entity or its parent, then full exercisability and full vesting (with respect to performance vested Awards, Options or SARs, assuming the achievement of the maximum performance targets thereunder) of the Common Shares subject to such Awards, Options and SARs, followed by the cancellation of such Awards, Options and SARs. The full exercisability of such Awards, Options and SARs and full vesting of such Common Shares maybe contingent on the closing of such transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such transaction, unless (i) a shorter period is required to permit a timely closing of such merger, consolidation or Change in Control and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period maybe contingent on the closing of such transaction;
(e) The cancellation of such Award and a payment to the Participant with respect to each share subject to the Award equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (if applicable) (B) the per-share Exercise Price of such Award (such excess, if any, the “Spread”). Such payment may be made in installments and may be deferred until the date or dates when such Award would have become exercisable or the Common Shares subject to such Award would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Award would have become exercisable or such Common Shares subject to such Award would have vested. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Award as exempt from Code Section 409A. If the Spread applicable to an Award (whether or not vested) is zero or a negative number, then the Award may be cancelled without making a payment to the Participant. In the event that a Stock Unit or other Award is subject to Code Section 409A, the payment described in this clause (e) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4). For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or
(f) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.
For avoidance of doubt, the Administrator shall have the discretion to provide for the acceleration of vesting upon the occurrence of a Change in Control in the event of an involuntary termination prior to or following the Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.
Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10. OTHER AWARDS.
10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.
Synchronoss Technologies 89

10.2 Other Awards. Subject in all events to the limitations under Article 3 above as to the number of Common Shares available for issuance this Plan, the Company may grant other forms of equity-based awards not specifically described herein and may grant awards under other plans or programs where such awards are settled in the form of Common Shares issued under this Plan; provided that such other equity-based award will not vest prior to the holder completing at least one year of Service following the grant of such award. Notwithstanding the foregoing, an award agreement may provide for accelerated exercisability in the event of the holder’s death or disability. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11. LIMITATION ON RIGHTS.
11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan. For the avoidance of doubt, no dividends or dividend equivalents will be paid or credited to an unexercised Option or SAR.
11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.
11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution; provided that, in any event, an ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. In no event may an Award be transferred for any consideration including (without limitation) in exchange for cash or securities.
11.5 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12. TAXES.
12.1 General. It is a condition to each Award under the Plan that a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan unless such obligations are satisfied.
12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common
90 Synchronoss Technologies

Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.
12.3 Section 162(m) Matters. The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.
12.4 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.5 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
ARTICLE 13. FUTURE OF THE PLAN.
13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to approval of the Company’s stockholders under Article 13.3 below. The Plan shall terminate automatically 10 years after the later of (a) the date when the Board adopted the Plan or (b) the date when the Board approved the most recent increase in the number of Common Shares reserved under Article 3 that was also approved by the Company’s stockholders. The Plan shall serve as the successor to the Predecessor Plan, and no further Awards may be made under the Predecessor Plan after the Effective Date.
13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3 Stockholder Approval. To the extent required by applicable law, the Plan will be subject to the approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules; provided, however, that an amendment to Article 3.1, the last sentence of Article 5.6 or Article 6.7 is subject to approval of the Company’s stockholders.
ARTICLE 14. DEFINITIONS.
14.1 “Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.
14.2 “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
14.3 “Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.
14.4 “Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
Synchronoss Technologies 91

14.5 “Board” means the Company’s Board of Directors, as constituted from time to time, and where the context so requires, reference to the “Board” may refer to a Committee to whom the Board has delegated authority to administer any aspect of this Plan.
14.6 “Change in Control” means:
(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
14.7 “Code” means the Internal Revenue Code of 1986, as amended.
14.8 “Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
14.9 “Common Share” means one share of the common stock of the Company.
14.10 “Company” means Synchronoss Technologies, Inc., a Delaware corporation.
14.11 “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.
14.12 “Effective Date” means the date on which the Company’s stockholders approve the Plan.
14.13 “Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
14.14 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
14.15 “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
14.16 “Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as
92 Synchronoss Technologies

reported in a source that the Administrator deems reliable. If Common Shares are not traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.
14.17 “IPO Date” means the effective date of the registration statement filed by the Company with the Securities and Exchange Commission for its initial offering of Common Stock to the public.
14.18 “ISO” means an incentive stock option described in Code Section 422(b).
14.19 “NSO” means a stock option not described in Code Sections 422 or 423.
14.20 “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
14.21 “Optionee” means an individual or estate holding an Option or SAR.
14.22 “Outside Director” means a member of the Board who is not an Employee.
14.23 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
14.24 “Participant” means an individual or estate holding an Award.
14.25 “Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.
14.26 “Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).
14.27 “Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.
14.28 “Plan” means this Synchronoss Technologies, Inc. 2015 Equity Incentive Plan, as amended from time to time.
14.29 “Predecessor Plan” means the Company’s 2006 Equity Incentive Plan, as amended.
14.30 “Restricted Share” means a Common Share awarded under the Plan.
14.31  “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
14.32 “SAR” means a stock appreciation right granted under the Plan.
14.33  “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
14.34 “Securities Act” means the Securities Act of 1933, as amended.
Synchronoss Technologies 93

14.35 “Service” means service as an Employee, Outside Director or Consultant.
14.36 “Service Provider” means any individual who is an Employee, Outside Director or Consultant.
14.37 “Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
14.38 “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
14.39 “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
14.40 “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
14.41 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date
14.42 “Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.
94 Synchronoss Technologies

APPENDIX A
PERFORMANCE CRITERIA
The Administrator may establish Performance Goals derived from one or more of the following criteria, measured in accordance with GAAP or otherwise, when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards.
• Earnings (before or after taxes)	• Working capital
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation (as amount or % of revenue)	• Sales or revenue (in the aggregate or in specific growth areas)
• Earnings before interest, taxes, depreciation & amortization (as amount or % of revenue)	• Economic value added (or an equivalent metric)
• Total stockholder return and/or value	• Market share
• Return on equity or average stockholders’ equity	• Cash flow or cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders’ equity
• Operating profits	• Net profits
• Profit returns and margins	• Contract awards or backlog
• Return on operating revenue	• Revenue excluding total advertising cost
To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator.
Synchronoss Technologies 95

Board of Directors

Stephen G. Waldis [4]
Founder & Chairman
Synchronoss Technologies, Inc.

Jeff Miller [4]
President & Chief Executive Officer
Synchronoss Technologies, Inc.

Laurie L. Harris [1,3]
Retired, Partner PwC

Martin Bernstein [1,2,4]
Private Equity Investor

Kristin Rinne [1,2,3]
Retired, SVP Network & Product Planning, AT&T

Kevin M. Rendino [1,4]
Chairman & CEO
180 Degree Capital

Mohan Gyani [2,4]
Retired, President & CEO
AT&T Wireless Mobility Services

[1] **Audit Committee**
[2] **Compensation Committee**
[3] **Nominating / Corporate Guidance Committee**
[4] **Business Development Committee**

Management

Jeff Miller
President & Chief Executive Officer

Lou Ferraro
Chief Financial Officer

Christina Gabrys
Chief Legal Officer

Patrick Doran
Chief Technology Officer

Mina Lackner
Chief Human Resources Officer

For address changes, consolidation, lost or replacement certificates, contact:

Transfer Agent and Registrar
Equiniti

6201 15th Avenue
Brooklyn, NY, 11219
800.937.5449

Outside of the US +01.718.921.8200 x 4801

Common Stock

Synchronoss Technologies, Inc. is listed on NASDAQ under the ticker symbol "SNCR"

Virtual Annual Meeting

June 5, 2024 at 11am and the link is
www.virtualshareholdermeeting.com/SNCR2024

Auditors

Ernst & Young LLP
Iselin, NJ 08830

Investor Relations

Matt Glover or Tom Colton
Gateway Group Inc.
949.574.3860
investor@synchronoss.com

synchronoss

Headquarters

Synchronoss Technologies
200 Crossing Blvd, 8th floor
Bridgewater, NJ 08807

Key International Locations

Synchronoss Technologies
The Academy
42 Pearse Street, 1st floor
Dublin 2, Ireland

Synchronoss Technologies
Subramayna No 12 Bannerghatta Road
Bangalore, India 560076

synchronoss

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/SNCR2024**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Stephen G. Waldis 02) Mohan S. Gyani 03) Kevin M. Rendino

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. To approve on a non-binding advisory basis the compensation of the Company's named executive officers.	☐	☐	☐
4. To increase the number of shares issuable under the Company's 2015 Equity Incentive Plan and make certain other changes.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000644907_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SYNCHRONOSS TECHNOLOGIES, INC.
Annual Meeting of Stockholders
June 5, 2024 11:00 A.M.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Christina B. Gabrys and Cara Blaszka, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNCHRONOSS TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 2024, at 11:00 A.M., via a live webcast at www.virtualshareholdermeeting.com/SNCR2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000644907_2 R1.0.0.6